              As filed with the Securities and Exchange Commission
                                on June 30, 1998
                      Registration No. 33-64352; 811-7780
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]

                              Post -Effective Amendment No. 9             [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]

                                   Amendment No. 11                       [X]

                        (Check appropriate box or boxes)

                                STAGECOACH TRUST
               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)

      Registrant's Telephone Number, including Area code:  (800) 643-9691

                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)

                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20006

It is proposed that this filling will become effective (check appropriate box):

[X] Immediately upon filing pursuant to Rule 485(b), or [ ] on _________, pursuant to Rule 485(b)

[ ] 60 days after filing pursuant to Rule 485(a)(1), or [ ] on _________, pursuant to Rule 485(a)(1)

[ ] 75 days after filing pursuant to Rule 485(a)(2), or [ ] on _________, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment to the Registrant's Registration Statement has also been executed by Master Investment Portfolio (a registered investment company with separate series in which certain of the Registrant's series invest substantially all of their assets) and its trustees and principal officer.

                              EXPLANATORY NOTE
                              ----------------

This Post-Effective Amendment is being filed to add to Stagecoach Trust's Registration Statement the audited financial statements and certain related financial information for the fiscal year ended February 28, 1998 for the LifePath Opportunity (formerly LifePath 2000), LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds and corresponding Master Portfolios, and to make certain other non-material changes to the Registration Statement.

                                 LIFEPATH FUNDS
                                 --------------
                                 Retail Classes
                                 --------------
                             Cross Reference Sheet
                             ---------------------

Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Cover Page
2               Summary of Fund Expenses
3               Financial Highlights
                How to Read the Financial Highlights
4               General Investment Risks
                Key Information
                Organization and Management of the Funds
                (Name of) Fund
5               Organization and Management of the Funds
                Summary of Expenses
6               Additional Services and Other Information
7               Additional Services and Other Information
                Exchanges
                Your Account
8               Additional Services and Other Information
                Exchanges
                Your Account
9               Not Applicable

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page
11              Table of Contents
12              Historical Fund Information
13              Additional Permitted Investment Activities
                Appendix
                Investment Restrictions
                Risk Factors
14              Management
15              Management
16              Fund Expenses
                Independent Auditors
                Management
17              Portfolio Transactions
18              Capital Stock
                Other
19              Additional Purchase and Redemption Information
                Determination of Net Asset Value
20              Federal Income Taxes
21              Management
22              Performance Calculations
23              Financial Information

Part C          Other Information
------          -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                 LIFEPATH FUNDS
                                 --------------
                             Institutional Classes
                             ---------------------
                             Cross Reference Sheet
                             ---------------------

Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Cover Page
2               Summary of Fund Expenses
3               Financial Highlights
4               Description of the Funds
                Appendix
5               Management of the Funds
6               Management of the Funds
                Dividends and Distributions
                Taxes
                Performance Information
                General Information
7               Investing in the Funds
                Exchange Privilege
                Dividends and Distributions
8               How to Redeem Shares
9               Not Applicable

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page
11              Table of Contents
12              Management of the Trust
13              Investment Objectives and Management Policies
                Additional Permitted Investment Activities
                Appendix
14              Management of the Trust
15              Information About the Funds
                Capital Stock
16              Management of the Trust
                Independent Auditors
                Counsel
17              Portfolio Transactions
18              Capital Stock
19              Purchase and Redemption of Shares
                Determination of Net Asset Value
20              Dividends, Distributions and Taxes
21              Management Arrangements
22              Performance Information
23              Financial Information
                Financial Statements

Part C          Other Information
------          -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

June 30, 1998

                                                             STAGECOACH FUNDS/R/

Stagecoach
LifePath Funds
Prospectus

LifePath                        Please read this Prospectus and keep it for
Opportunity Fund                future reference. It is designed to provide you
                                with important information and to help you
LifePath 2010 Fund              decide if the Fund's goals match your own.

LifePath 2020 Fund              These securities have not been approved or
                                disapproved by the U.S. Securities and Exchange
LifePath 2030 Fund              Commission, any state securities commission or
                                any other regulatory authority, nor have any of
LifePath 2040 Fund              these authorities passed upon the accuracy or
                                adequacy of this Prospectus. Any representation
Class A, Class B and            to the contrary is a criminal offense.
Class C
                                Fund shares are NOT deposits or other
Investment Advisor              obligations of, or issued, endorsed or
Barclays Global                 guaranteed by, Wells Fargo Bank, N.A. ("Wells
Fund Advisors                   Fargo Bank"), Barclays Global Investors, N.A.
                                ("BGI"), or any of their affiliates. Fund shares
Co-Administrators               are NOT insured or guaranteed by the U.S.
Wells Fargo Bank                Government, the Federal Deposit Insurance
Stephens Inc.                   Corporation ("FDIC"), the Federal Reserve Board
                                or any other governmental agency. AN INVESTMENT
Distributor                     IN A FUND INVOLVES CERTAIN RISKS, INCLUDING
Stephens Inc.                   POSSIBLE LOSS OF PRINCIPAL.

About This Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                Important  information you should look for:
--------------------------------------------------------------------------------
[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------
[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           A summary of a Fund's key permitted investments and practices.

--------------------------------------------------------------------------------
[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.
--------------------------------------------------------------------------------
[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout the Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Funds is also available on the SEC's web site (http://www.sec.gov).


Table of Contents

                                    Key Information                   4

                                    Summary of Expenses               6

--------------------------------------------------------------------------------

The Funds                           LifePath Opportunity Fund        10

This section contains               LifePath 2010 Fund               10
important information
about the individual                LifePath 2020 Fund               10
Funds.
                                    LifePath 2030 Fund               10

                                    LifePath 2040 Fund               10

                                    General Investment Risks         20

--------------------------------------------------------------------------------

Your Account                        A Choice of Share Classes        25

Turn to this section for            Reduced Sales Charges            28
information on how to
open and maintain                   Your Account                     31
your account, including
how to buy, sell and                How to Buy Shares                33
exchange Fund shares.
                                    Selling Shares                   34

                                    Exchanges                        36

                                    Additional Services and
                                      Other Information              37

--------------------------------------------------------------------------------

Reference                           Organization and
                                    Management of the Funds          41
Look here for details
on the organization                 How to Read the Financial
of the Funds and term                 Highlights                     44
definitions.
                                    Glossary                         46


Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach LifePath Funds

The Funds described in this Prospects pursue a strategy of allocating and reallocating investments among varios asset classes to capture returns and reduce risk consistent with a stated investment horizon. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

* you are investing with a general time horizon in mind or if you wish to use a time horizon as a measure of the investment risk you are willing to accept;

* you are looking for the diversification an asset allocation strategy provides; and

* you are willing to accept the risks of investing, including the risk that share prices may rise and fall.

You should not invest in these Funds if:

*   you are looking for FDIC insurance coverage or guaranteed rates of return;

* you are unwilling to accept the risk that you may lose money on your investment; or

*  you are looking for an investment limited to a single asset class.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach fund family, consisting of the funds offered by Stagecoach Trust and Stagecoach Funds, Inc. "We" sometimes refers to Barclays Global Fund Advisors in their role as the Investment Advisor or other companies hired by the Funds to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.


4 Stagecoach LifePath Funds Prospectus

--------------------------------------------------------------------------------

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.

What is a "Master/Feeder Fund Arrangement" and why is it used?

The Funds in this prospectus are feeder funds in a master/feeder fund arrangement. In a master/feeder fund arrangement, a "feeder" fund invests all of its assets in a "master" fund that has an identical investment objective and policies as the feeder fund. Feeder funds investing in the same master fund can reduce their expenses through sharing the costs of managing a large pool of assets. References to the activities of the LifePath Funds are understood to be references to the master fund (also described as the "Master Portfolio") as applicable. See "Additional Services and Information" on page 37 for additional details.

Key Terms

An "asset class" is a broad category of investments such as "bonds" or "equities". "Allocation" refers to the distribution of portfolio assets among two or more asset classes. The LifePath Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund's investment objective and risk tolerance.

Dividends

We pay dividends, if any, quarterly, and distribute capital gains, if any, at least annually.


                                          Stagecoach LifePath Funds Prospectus 5

LifePath Funds                                               Summary of Expenses
--------------------------------------------------------------------------------

====================================================================================================================================
SHAREHOLDER TRANSACTION EXPENSES
====================================================================================================================================
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.
------------------------------------------------------------------------------------------------------------------------------------
                            LifePath Opportunity    LifePath 2010       LifePath 2020       LifePath 2030        LifePath 2040
                            --------------------------------------------------------------------------------------------------------
                             Class A   Class B   Class A   Class B    Class A   Class B  Class A  Class B  Class A  Class B  Class C
                            --------------------------------------------------------------------------------------------------------
Maximum sales charge
on a purchase (as a
percentage of
offering price)               4.50%      None      4.50%     None        4.50%    None     4.50%    None    4.50%    None    None
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge
on reinvested
dividends                     None       None      None      None        None     None      None    None    None     None    None
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge on:
  Redemption during
  first year                  None       5.00%     None      5.00%       None     5.00%     None    5.00%   None     5.00%   1.00%
  Redemption after
  first year                  None       4.00%     None      4.00%       None     4.00%     None    4.00%   None     4.00%   None
------------------------------------------------------------------------------------------------------------------------------------
Exchange fees                 None       None      None      None        None     None      None    None    None     None    None
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
====================================================================================================================================
Expenses shown reflect contract amounts and amounts payable by each Fund or
Master Portfolio. No expenses are waived for the Funds. The expenses shown under
"Other Expenses" and "Total Fund Operating Expenses" have been estimated or restated to reflect current fees. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National
Association of Securities Dealers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                            LifePath Opportunity    LifePath 2010       LifePath 2020       LifePath 2030        LifePath 2040
                            --------------------------------------------------------------------------------------------------------
                             Class A   Class B   Class A   Class B    Class A   Class B  Class A  Class B  Class A  Class B  Class C
                            --------------------------------------------------------------------------------------------------------
Rule 12b-1 fee               0.25%       0.75%     0.25%     0.75%     0.25%     0.75%     0.25%   0.75%     0.25%    0.75%    0.75%
------------------------------------------------------------------------------------------------------------------------------------
Management fee               0.55%       0.55%     0.55%     0.55%     0.55%     0.55%     0.55%   0.55%     0.55%    0.55%    0.55%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses               0.50%       0.50%     0.50%     0.50%     0.50%     0.50%     0.50%   0.50%     0.50%    0.50%    0.50%
------------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating
  Expenses                   1.30%       1.80%     1.30%     1.80%     1.30%     1.80%     1.30%   1.80%     1.30%    1.80%    1.80%
------------------------------------------------------------------------------------------------------------------------------------

6 Stagecoach LifePath Funds Prospectus    Stagecoach LifePath Funds Prospectus 7

LifePath Funds                                   Summary of Expenses (continued)
--------------------------------------------------------------------------------

====================================================================================================================================
EXAMPLE OF EXPENSES-THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
====================================================================================================================================
You would pay the following expenses on a $1,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.
------------------------------------------------------------------------------------------------------------------------------------
                            LifePath Opportunity    LifePath 2010       LifePath 2020       LifePath 2030        LifePath 2040
                            --------------------------------------------------------------------------------------------------------
                             Class A   Class B   Class A   Class B    Class A   Class B  Class A  Class B  Class A  Class B  Class C
                            --------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1 year                        $ 58        $ 68      $ 58     $ 68     $ 58       $ 68     $ 58      $ 68     $ 58    $ 68    $   28
------------------------------------------------------------------------------------------------------------------------------------
3 years                       $ 84        $ 87      $ 84     $ 87     $ 84       $ 87     $ 84      $ 87     $ 84    $ 87    $   57
------------------------------------------------------------------------------------------------------------------------------------
5 years                       $113        $117      $113     $117     $113       $117     $113      $117     $113    $117    $   97
------------------------------------------------------------------------------------------------------------------------------------
10 years                      $195        $186      $195     $186     $195       $186     $195      $186     $195    $186    $  212
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
EXAMPLE OF EXPENSES-THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR
FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
====================================================================================================================================
You would pay the following expenses on a $1,000 investment assuming a 5%
annual return and that you do not redeem your shares at the end of each period.
                            LifePath Opportunity    LifePath 2010       LifePath 2020       LifePath 2030        LifePath 2040
                            --------------------------------------------------------------------------------------------------------
                             Class A   Class B   Class A   Class B    Class A   Class B  Class A  Class B  Class A  Class B  Class C
                            --------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1 year                        $ 58        $ 18      $ 58     $ 18     $ 58       $ 18     $ 58      $ 18     $ 58    $ 18    $   18
------------------------------------------------------------------------------------------------------------------------------------
3 years                       $ 84        $ 57      $ 84     $ 57     $ 84       $ 57     $ 84      $ 57     $ 84    $ 57    $   57
------------------------------------------------------------------------------------------------------------------------------------
5 years                       $113        $ 97      $113     $ 97     $113       $ 97     $113      $ 97     $113    $ 97    $   97
------------------------------------------------------------------------------------------------------------------------------------
10 years                      $195        $186      $195     $186     $195       $186     $195      $186     $195    $186    $  212
------------------------------------------------------------------------------------------------------------------------------------

8 Stagecoach LifePath Funds Prospectus    Stagecoach LifePath Funds Prospectus 9

LifePath Funds
--------------------------------------------------------------------------------

        Investment Advisor:             Barclays Global Funds Advisors

--------------------------------------------------------------------------------

[LOGO OF INVESTMENT OBJECTIVES
ARROW]
         Each LifePath Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular LifePath Fund based on their investment time horizon. Specifically:

         * LifePath Opportunity Fund is managed for investors who have retired or who are planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

         The Fund also may be appropriate for investors with a shorter time horizon. The Fund does not terminate in the Year 2000, but will continue with the lowest risk profile of all the LifePath Fund. It is expected that when the LifePath 2010 Fund's target date arrives, the LifePath 2010 Fund will be combined with the LifePath Opportunity Fund under the same investment strategy. The LifePath Opportunity Fund will continue to follow an asset allocation strategy that will invest approximately 20% equity securities, with the remainder in debt securities and cash.

         * LifePath 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

         * LifePath 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

         * LifePath 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

         * LifePath 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

         INVESTMENT POLICIES

         The LifePath Funds were the first Funds of their kind to offer a flexible investment strategy designed to change over specific time

10 Stagecoach LifePath Funds Prospectus

-------------------------------------------------------------------------------

        horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed-income securities than short-term goals. The allocation of each Fund gradually grows more conservative as the year in the Fund's title approaches. You are encouraged to choose the LifePath Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares. Keep in mind, however, that the year in each Fund's title also serves as a guide to the relative aggressiveness of each Fund, where the LifePath 2040 Fund has the most aggressive asset allocation and the LifePath Opportunity Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the LifePath 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive LifePath Fund for a near-term investment goal.

        We allocate and reallocate assets among a wide range of U.S. and international common stocks, fixed-income securities and money market instruments according to the recommended mix suitable for each Fund's risk level. Under normal conditions, the LifePath Opportunity Fund will typically invest 80% of its assets in fixed-income classes and up to 20% in equities as it seeks stable income production and reduced volatility. The more aggressive Funds may invest in up to 100% stocks, but as their title year approaches, their allocation will increasingly resemble the current allocation of the LifePath Opportunity Fund.

        The LifePath Opportunity Fund will not terminate when it reaches the year 2000. Instead, the Fund will enter its "post target" strategy during which it will seek to maximize total return consistent with assuming the lowest risk of any LifePath series. The Fund will continue to follow an asset allocation strategy among three broad investment classes: equity and debt securities of domestic and foreign issuers and cash in the form of money market instruments. However, unlike the remaining LifePath Funds with target dates, during its post target strategy the LifePath Opportunity Fund will no longer reduce its investment risk through time. Instead, the Fund is expected to have a long-term average mix of approximately 20% equity securities, with the remainder in debt securities and cash. In the same manner as all LifePath Funds, the LifePath Opportunity Fund will continue to employ a tactical asset allocation component, which will

                                        Stagecoach LifePath Funds Prospectus 11

--------------------------------------------------------------------------------

                alter the investment mix to account for changing expected risks and opportunities. When other LifePath Funds reach their target date, it is expected that shareholders will be asked to approve combining such Funds with the LifePath Opportunity Fund.
--------------------------------------------------------------------------------

[LOGO OF        PERMITTED INVESTMENTS
PERCENTAGE
SIGN]           We do not select individual securities based on traditional investment analysis. Instead, we allocate investments across as many as 17 asset classes, as represented by the indexes listed below and money market instruments.

                We use a statistical method know as "sampling" in order to try to recreate the total return of the following stock indexes as closely as possible:

                * The S&P/BARRA Value Stock Index, which consists primarily of large-capitalization U.S. stocks with lower than average price-to-book ratios;

                * The S&P/BARRA Growth Stock Index, which consists primarily of large-capitalization U.S. stocks with higher than average price-to-book ratios;

                * The Intermediate Capitalization Value Index, which consists primarily of medium-capitalization U.S. stocks with lower than average price-to-book ratios;

                * The Intermediate Capitalization Growth Index, which consists primarily of medium-capitalization U.S. stocks with higher than average price-to-book ratios;

                * The Intermediate Capitalization Utility Stock Index, which consists primarily of medium-capitalization U.S. utility stocks;

                * The Micro Capitalization Market Index, which consists primarily of small-capitalization U.S. stocks;

                * The Small Capitalization Value Stock Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios;

                * The Small Capitalization Growth Stock Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;

                * The Morgan Stanley Capital International Japan Index, consisting of primarily large-capitalization Japanese stocks; and

                * The Morgan Stanley Capital International Europe, Australia, Far East exJapan Index, consisting primarily of non-Japanese foreign stocks.

12 Stagecoach LifePath Funds Prospectus

-------------------------------------------------------------------------------

        We seek exposure to the U.S. fixed-income markets by investing in securities representative of the following indexes:

        * The Lehman Brothers Long-Term Government Bond Index, which consists of all U.S. Government bonds with maturities of at least ten years;

        * The Lehman Brothers Intermediate-Term Government Bond Index, which consists of all U.S. Government bonds with maturities of less than ten years but more than one year;

        * The Lehman Brothers Long-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of at least ten years;

        * The Lehman Brothers Intermediate-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of less than ten years but more than one year; and

        * The Lehman Brothers Mortgage-Backed Securities Index, which consists of all fixed-coupon mortgage pass throughs issued by or backed by the U.S. Government or its agencies.

        We seek foreign debt market exposure through investment in securities representative of the Solomon Brothers Non-U.S. World Government Bond Index, which consists of a range of foreign government bonds with maturities of greater than one year.

        We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

        We may also invest in stocks of U.S. and foreign issuers not included in the indexes listed above. Foreign equity exposure may be through stocks purchased on foreign exchanges or through American Depository Receipts or similar instruments sold on U.S. exchanges.

        In addition, under normal market conditions, we may invest:

        * in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks; and

        *  in interest rate and index swaps.

        We are not required to keep a minimum investment in any of the asset classes, nor are we prohibited from investing substantially all

                                        Stagecoach LifePath Funds Prospectus 13
                of our assets in a single class. The allocation may shift at any time. As part of our investment strategy, we may invest varying portions of our assets in money market instruments. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so. Each Fund is a diversified portfolio.

--------------------------------------------------------------------------------

[LOGO OF        IMPORTANT RISK FACTORS
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 20 and the specific risks listed below. They are all important to your investment choice.

                We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the investment model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.
--------------------------------------------------------------------------------

[LOGO OF        ADDITIONAL FUND FACTS
ADDITION
SIGN]           The allocations across asset classes are recommended by a
                proprietary investment model that analyzes extensive financial and economic data, including relative risk and return statistics. We have broad latitude in allocating the Funds' investments and in refining the model. No person is primarily responsible for recommending either the asset mix or the mix of securities within a class. We may invest in fewer asset classes than listed above, particularly for any Fund with less than $150 million in total assets.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

14 Stagecoach LifePath Funds Prospectus

LifePath Funds                                             Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The following information has been derived from the Financial Highlights of the Class A and B shares in the Funds' financial statements for the fiscal year ended February 28, 1998. The financial statements are incorporated by reference into the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated April 3, 1998 also is incorporated by reference into the SAI. This information should be read in conjunction with the financial statements and notes thereto. Financial information is not provided for the Class B shares of the LifePath Opportunity Fund or the Class C shares of the LifePath 2040 Fund because those shares were not offered during the periods presented.

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                            LifePath Opportunity Fund                                          LifePath 2010 Fund
                            Class A Shares -Commenced                                          Class A Shares -Commenced
                            on March 1, 1994                                                   on March 1, 1994
                            --------------------------------------------------------------------------------------------------------
                             Year Ended      Year Ended        Year Ended       Year Ended       Year Ended      Year Ended
                            Feb. 28, 1998   Feb. 28, 1997    Feb. 28, 1996    Feb. 28, 1995    Feb. 28, 1998    Feb. 28, 1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                     $ 10.71       $ 10.64         $   9.92           $ 10.00           $ 12.20          $ 11.42
------------------------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment
  income                          0.43          0.42             0.40              0.34              0.36             0.34
 Net realized and
  unrealized gain
  (loss) on investments           0.81          0.28             0.86             (0.14)             1.82             0.95
------------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations (loss)                1.24          0.70             1.26              0.20              2.18             1.29
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 From net
  investment income              (0.44)        (0.42)           (0.41)            (0.27)            (0.38)           (0.34)
 From net realized
  capital gain                   (0.68)        (0.21)           (0.13)            (0.01)            (0.84)           (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions              (1.12)        (0.63)           (0.54)            (0.28)            (1.22)           (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                        $ 10.83       $ 10.71         $  10.64           $  9.92           $ 13.16          $ 12.20
------------------------------------------------------------------------------------------------------------------------------------
Total return (not
 annualized)                     11.99%         6.74%           12.98%             2.10%            18.45%           11.60%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of
  period (000)                 $67,609       $84,949         $100,700           $54,617           $89,659          $82,971
 Number of shares
  outstanding,
  end of period (000)            6,272         7,934            9,406             5,503             6,815            6,801
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net
 assets (annualized)/1/:
 Ratio of expenses
  to average net assets           1.20%         1.20%            1.20%             1.20%             1.20%            1.20%
 Ratio of net
  investment income to
  average net assets              3.83%         3.93%            4.00%             4.62%             2.85%            3.16%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/2/          39%          108%              84%               17%               46%              73%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate
 paid/3/                       $0.0300       $0.0401               N/A              N/A           $0.0304          $0.0404
------------------------------------------------------------------------------------------------------------------------------------

/1/ Ratios include expenses charged to the Master Portfolio.
/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

/3/ The Average Commission Rate Paid reflects activity by the Master Portfolio.
    This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.

16 Stagecoach LifePath Funds Prospectus

--------------------------------------------------------------------------------

=======================================================================================================
FOR A SHARE OUTSTANDING
=======================================================================================================
                                                            Class B Shares-  LifePath 2020 Fund
                                                            Commenced on     Class A Shares -Commenced
                                                            March 3, 1997    on March 1, 1994
                            ---------------------------------------------------------------------------
                             Year Ended      Year Ended        Year Ended       Year Ended
                            Feb. 28, 1996   Feb. 28, 1995    Feb. 28, 1998    Feb. 28, 1998
-------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                     $  9.99         $ 10.00         $ 12.02         $  12.98
-------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment
  income                          0.32            0.34            0.19             0.28
 Net realized and
  unrealized gain
  (loss) on investments           1.58           (0.02)           1.88             2.73
-------------------------------------------------------------------------------------------------------
Total from investment
 operations (loss)                1.90            0.32            2.07             3.01
-------------------------------------------------------------------------------------------------------
Less distributions:
 From net
  investment income              (0.33)          (0.28)          (0.15)           (0.29)
 From net realized
  capital gain                   (0.14)          (0.05)          (0.84)           (1.00)
-------------------------------------------------------------------------------------------------------
Total distributions              (0.47)          (0.33)          (0.99)           (1.29)
-------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                        $ 11.42         $  9.99         $ 13.10         $  14.70
-------------------------------------------------------------------------------------------------------
Total return (not
 annualized)                     19.40%           3.31%          17.64%           23.97
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of
  period (000)                 $67,178         $36,764         $ 6,248         $166,198
 Number of shares
  outstanding,
  end of period (000)            5,883           3,679             477           11,304
-------------------------------------------------------------------------------------------------------
Ratios to average net
 assets (annualized)/1/:
 Ratio of expenses
  to average net assets           1.20%           1.20%           1.70%            1.20
 Ratio of net
  investment income to
  average net assets              3.06%           4.40%           2.15%            2.05
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate/2/          39%        24%             46%              41
-------------------------------------------------------------------------------------------------------
Average commission rate
 paid/3/                            N/A             N/A         $0.0304          $0.0300
-------------------------------------------------------------------------------------------------------

/1/  Ratios include expenses charged to the Master Portfolio.

/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

/3/ The Average Commission Rate Paid reflects activity by the Master Portfolio. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.

                                         Stagecoach LifePath Funds Prospectus 17

LifePath Funds                                             Financial Highlights
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                          LifePath 2020 Fund Class A                    Class B Shares   LifePath 2030 Fund
                          Shares-Commenced on                           Commenced on     Class A Shares-Commenced on
                          March 1, 1994                                 March 3, 1997    March 1, 1994
                          ----------------------------------------------------------------------------------------------------------
                           Year Ended     Year Ended      Year Ended      Year Ended    Year Ended      Year Ended      Year Ended
                          Feb. 28, 1997  Feb. 29, 1996  Feb. 28, 1995   Feb. 28, 1998  Feb. 28, 1998  Feb. 28, 1997   Feb. 28, 1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                     $ 11.98     $ 10.17       $  10.00         $ 12.79         $ 13.83        $ 12.34        $  10.17
------------------------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment
  income                        0.27          0.27           0.28            0.14            0.23           0.22            0.21
 Net realized and
  unrealized gain/
  (loss) on investments         1.43          2.03           0.12            2.74            3.54           1.83            2.45
------------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                     1.70          2.30           0.40            2.88            3.77           2.05            2.66
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 From net
  investment income            (0.28)        (0.28)         (0.23)          (0.12)          (0.23)         (0.23)          (0.22)
 From net realized
  capital gain                 (0.42)        (0.21)          0.00           (1.00)          (0.86)         (0.33)          (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions            (0.70)        (0.49)         (0.23)          (1.12)          (1.09)         (0.56)          (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                      $ 12.98       $ 11.98       $  10.17         $ 14.55         $ 16.51        $ 13.83         $ 12.34
------------------------------------------------------------------------------------------------------------------------------------
Total return (not
 annualized)                   14.65%        22.94%          4.12%          23.05%          28.01%         17.01%          26.53%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of
  period (000)              $146,226      $122,488       $ 66,036         $12,129         $26,131       $101,078        $ 83,012
 Number of shares
  outstanding,
  end of period (000)         11,264        10,224          6,494             884           7,642          7,307           6,728
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net
 assets (annualized)/1/:
 Ratio of expenses
  to average net assets         1.20%         1.20%          1.20%           1.70%           1.20%          1.20%           1.20%
 Ratio of net
  investment income to
  average net assets            2.33%         2.45%          3.64%           1.33%           1.50%          1.81%           1.92%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/2/        61%           49%            28%             41%             27%            42%             39%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate
 paid/3/                     $0.0451          N/A              N/A        $0.0300         $0.0302        $0.0364              N/A
------------------------------------------------------------------------------------------------------------------------------------

/1/  Ratios include expenses charged to the Master Portfolio.

/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

/3/ The Average Commission Rate Paid reflects activity by the Master Portfolio. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.

18 Stagecoach LifePath Funds Prospectus

--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                                         Class B Shares   LifePath 2040 Fund                                        Class B Shares
                                         Commenced on     Class A Shares-Commenced on                               Commenced on
                                         March 3, 1997    March 1, 1994                                             March 3, 1997
                          ----------------------------------------------------------------------------------------------------------
                           Year Ended     Year Ended      Year Ended      Year Ended    Year Ended      Year Ended      Year Ended
                          Feb. 28, 1995  Feb. 28, 1998  Feb. 28, 1998   Feb. 28, 1997  Feb. 29, 1996  Feb. 28, 1995   Feb. 28, 1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                     $ 10.00     $ 13.63        $ 14.50       $  12.84         $ 10.37         $ 10.00        $ 14.29
------------------------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment
  income                        0.26          0.10           0.13           0.16            0.15            0.18           0.03
 Net realized and
  unrealized gain/
  (loss) on investments         0.13          3.50           4.17            2.35            2.82           0.34           4.06
------------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                     0.39          3.60           4.30            2.51            2.97           0.52           4.09
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 From net
  investment income            (0.22)        (0.09)         (0.14)          (0.16)          (0.16)         (0.15)         (0.03)
 From net realized
  capital gain                  0.00         (0.86)         (1.59)          (0.69)          (0.34)          0.00          (1.59)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions            (0.22)        (0.95)         (1.73)          (0.85)          (0.50)         (0.15)         (1.62)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                      $ 10.17       $ 16.28       $  17.07         $ 14.50         $ 12.84        $ 10.37        $ 16.76
------------------------------------------------------------------------------------------------------------------------------------
Total return (not
 annualized)                    4.03%        26.93%         30.66%          20.17%          28.91%          5.26%        29.47%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of
  period (000)               $41,153       $12,469       $248,195        $189,560        $142,738        $56,737         $30,754
 Number of shares
  outstanding,
  end of period (000)          4,045           766         14,537          13,073          11,114          5,472           1,835
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net
 assets (annualized)/1/:
 Ratio of expenses
  to average net assets         1.20%         1.70%          1.20%           1.20%           1.20%          1.20%           1.70%
 Ratio of net
  investment income to
  average net assets            3.35%         0.76%          0.82%           1.22%           1.29%          2.35%           0.08%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/2/        40%           27%            34%             48%             29%             5%             34%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate
 paid/3/                         N/A       $0.0302         $0.0248        $0.0351               N/A          N/A         $0.0248
------------------------------------------------------------------------------------------------------------------------------------

/1/  Ratios include expenses charged to the Master Portfolio.

/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

/3/ The Average Commission Rate Paid reflects activity by the Master Portfolio. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.

                                         Stagecoach LifePath Funds Prospectus 19

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

* Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.
*   We cannot guarantee that we will meet our investment objectives.
* We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.
* Share prices-and therefore the value of your investment-will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.
* Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.
* An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Funds invest in securities that involve particular kinds of risk.

* The Funds invest in equities which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.
* The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or

20 Stagecoach LifePath Funds Prospectus

-------------------------------------------------------------------------------

    variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

* The Funds invest in smaller companies, foreign companies (including investments made through American Depository Receipts and similar instruments), and emerging markets that are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

* The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

* The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.


                                        Stagecoach LifePath Funds Prospectus 21

General Investment Risks
-------------------------------------------------------------------------------

Diplomatic Risk- The risk that an adverse change in the diplomatic relations between the United States and another country, and between other countries, might reduce the value or liquidity of investments in either country.

Experience Risk- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.
Market Risk- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

Year 2000 Risks- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the smooth functioning of computer systems. Any failure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the funds that they are working on necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations, the companies or entities in which the Funds invests also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.


22 Stagecoach LifePath Funds Prospectus

--------------------------------------------------------------------------------
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

        Remember, each LifePath Fund has the same investment practices and available asset classes. The degree to which these practices and classes, and their attendant risks, are present in each Fund depends upon how aggressive a Fund's allocation mix is. Funds with a longer maturity horizon are more aggressive than Funds with a shorter maturity horizon and are generally more volatile.

        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.


                                        Stagecoach LifePath Funds Prospectus 23

--------------------------------------------------------------------------------

===========================================================================
INVESTMENT PRACTICE:                    RISK:
===========================================================================
Floating and Variable Rate Debt

Instruments with interest               Interest Rate and            *
rates that are adjusted                 Credit Risk
either on a schedule or
when an index or benchmark
changes.
---------------------------------------------------------------------------
Repurchase Agreements

A transaction in which                  Credit and                   *
the seller of a security                Counter-Party Risk
agrees to buy back a
security at an agreed
upon time and price,
usually with interest.
---------------------------------------------------------------------------
Other Mutual Funds

The temporary investment                Market Risk                  *
in shares of another
mutual fund. A pro
rata portion of the other
fund's expenses, in
addition to the expenses
paid by the Fund, will be
borne by Fund shareholders.
---------------------------------------------------------------------------
Foreign Securities

Securities in a dollar-                 Information, Political,      *
denominated debt of non-US.             Regulatory, Diplomatic
companies of foreign                    Liquidity and Currency
government.                             Risk
---------------------------------------------------------------------------
Options

The right or obligation to              Credit, Information and
receive or deliver a security           Liquidity Risk
or cash payment depending on
the security's price or the
performance of an index or
benchmark.
  -------------------------------------------------------------------------
  Stock Index Futures                                                *
  Options on a Stock Index Futures                                   *
  Index Swaps                                                        *
  Interest Rate Futures                                              *
  Interest Rate Futures Options                                      *
  Interest Rate Swaps                                                *
---------------------------------------------------------------------------
Loans of Portfolio Securities

The practice of loaning                 Credit, Leverage and         *
securities to brokers,                  Counter-Party Risk
dealers and financial
institutions to increase
return on those securities.
Loans may be made in
accordance with existing
investment policies.
---------------------------------------------------------------------------
Borrowing Policies

The ability to borrow an                Counter-Party Risk           *
equivalent of 20% of                    Leverage Risk
assets from banks for
temporary purposes to meet
shareholder redemptions.
---------------------------------------------------------------------------
Illiquid Securities

A security that cannot be               Liquidity Risk               *
readily sold, or cannot be
readily sold without
negatively affecting its fair
price. Limited to 15% of
assets.
---------------------------------------------------------------------------

24 Stagecoach LifePath Funds Prospectus

A Choice of Share Classes

--------------------------------------------------------------------------------
After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

* Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

* Class B Shares - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses than Class A shares.

* Class C Shares - with a 1.00% contingent deferred sales charge (CDSC) on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares.

Class C shares are available for the LifePath 2040 Fund. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following charge schedule before making your decision. You should also review the "Reduced Sales Charges" section of this Prospectus. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.


                                         Stagecoach LifePath Funds Prospectus 25

A Choice of Share Classes
--------------------------------------------------------------------------------

=================================================================================================================
CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SHEDULE:
=================================================================================================================
     AMOUNT             FRONT-END SALES CHARGE AS      FRONT-END SALES CHARGE AS          DEALER ALLOWANCE AS %
  OF PURCHASE           % OF PUBLIC OFFERING PRICE     % OF NET AMOUNT INVESTED         OF PUBLIC OFFERING PRICE
------------------------------------------------------------------------------------------------------------------
Less than $50,000               4.50%                           4.71%                           4.00%
------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999              4.00%                           4.17%                           3.55%
------------------------------------------------------------------------------------------------------------------
$100,000 to $249,999            3.50%                           3.63%                           3.125%
------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999            2.50%                           2.56%                           2.00%
------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999            2.00%                           2.04%                           1.75%
------------------------------------------------------------------------------------------------------------------
$1,000,000 and over /1/         0.00%                           0.00%                           1.00%
------------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

================================================================================
CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
Redemptions Within     1 Year    2 Years   3 Years   4 Years   5 Years   6 Years
--------------------------------------------------------------------------------
CDSC                   5.00%     4.00%     3.00%     3.00%     2.00%     1.00%
--------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.

26 Stagecoach LifePath Funds Prospectus

--------------------------------------------------------------------------------

Class C Share CDSC Schedule

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a contingent deferred sales charge (CDSC) of 1.00%.

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

Stagecoach LifePath Funds Prospectus 27

Reduced Sales Charges
------------------------------------------------------------------------------

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

Class A Share Reductions:

* You pay no sales charges on Fund shares you buy with reinvested distributions.

* You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

* By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

* Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

* If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

* You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

28 Stagecoach LifePath Funds Prospectus

-------------------------------------------------------------------------------

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

* a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

*   a trustee or fiduciary purchasing for a single fiduciary relationship; or

* the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.


        ------------------------------------------------------------------------
        How a Letter of Intent Can Save You Money!

        If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next $49,999!
        ------------------------------------------------------------------------


                                         Stagecoach LifePath Funds Prospectus 29

Reduced Sales Charges
--------------------------------------------------------------------------------

Class B and Class C Share CDSC Reductions:

*   You pay no CDSC on Funds shares you purchase with reinvested distributions.

* We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

* We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

* We waive the CDSC for redemptions made at the Company's direction in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

*  Current and retired employees, trustees and officers of:

    *  Stagecoach Trust and its affiliates;
    *  Wells Fargo Bank and its affiliates;

    *  Stephens and its affiliates; and
    *  Broker-Dealers who act as selling agents.

* The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom the Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.


30 Stagecoach LifePath Funds Prospectus

Your Account
--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

* By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

*  Through a brokerage account with an approved selling agent; or

* Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

*  $1,000 per Fund minimum initial investment; or

*  $100 per Fund minimum initial investment if you use the AutoSaver option.

*  $100 per Fund for all investments after your first.

* We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.

Important Information:

* Read this Prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your selling agent or by calling 1-800-222-8222.

* We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time. Any request we receive in proper form before the close of regular trading on the New York Stock Exchange is processed the same day. Requests we receive after the close are processed the next business day.

* As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.


                                         Stagecoach LifePath Funds Prospectus 31

Your Account
--------------------------------------------------------------------------------

* We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

* We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.

* You may have to complete additional paperwork for certain types of account registrations, such as a trust. Please speak to Stagecoach Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your selling agent if you are buying shares through a brokerage account.

* Once an account has been opened, you can add additional Funds under the same registration without completing a new application.

* We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We may reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected.


32 Stagecoach LifePath Funds Prospectus

--------------------------------------------------------------------------------

How to Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

================================================================================
By Mail
================================================================================
If you are buying shares for the first time:
--------------------------------------------------------------------------------
Complete a stagecoach Funds application. Be sure to indicate |
the Fund name and the share class into which you intend to   |  Mail to:
invest.                                                      |  Stagecoach Funds
-------------------------------------------------------------|  PO Box 7066
                                                             |  San Francisco,CA
Enclose a check for at least $1,000 made out in the full     |  94120-9201
name and share class of the Fund.  For example, "LifePath    |
2020 Fund, Class B."                                         |
-------------------------------------------------------------|
You may start your account with $100 if you elect the        |
AutoSaver option on the application.                         |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you are buying additional shares:
--------------------------------------------------------------------------------
Make a check payable to the full name and share class of your| Mail to:
Fund for at least $100.  Be sure to write your account number| Stagecoach Funds
on the check as well.                                        | PO Box 7066
-------------------------------------------------------------| San Francisco,CA
Enclose the payment stub/card from your statement if         | 94120-9201
available.                                                   |
--------------------------------------------------------------------------------

================================================================================
BY WIRE
================================================================================
If you are buying for the first time:
--------------------------------------------------------------------------------
If you do not currently have an account, complete a          | Mail to:
Stagecoach Funds application.  You must wire at least $1,000.| Stagecoach Funds
Be sure to indicate the Fund name and the share class into   | PO Box 7066
which you intend to invest.                                  | San Francisco,CA
-------------------------------------------------------------| 94120-9201
Mail the completed application.                              |
-------------------------------------------------------------|
You may also fax the completed applicaiton (with original to | Fax to:
follow).                                                     | 1-415-546-0280
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you are buying additional shares:
--------------------------------------------------------------------------------
Instruct your wiring bank to transmit       |  Wire to:
at least $100 according to the              |  Wells Fargo Bank, N.A.
instructions given to the right.            |  San Francisco, California
Be sure to have the wiring bank include     |
your current account number and the name    |  Bank Routing Number:
your account is registered in.              |  121000248
--------------------------------------------|
                                            |  Wire Purchase Account Number:
                                            |  4068-000587
                                            |
                                            |  Attention:
                                            |  Stagecoach Funds (Name of Fund
                                            |                 and Share Class)
                                            |  Account Name:
                                            |  (Registration Name Indicated
                                            |  on Application)
                                            |-----------------------------------

                                         Stagecoach LifePath Funds Prospectus 33

Your Account
--------------------------------------------------------------------------------

================================================================================
BY PHONE:
================================================================================
If you are buying shares for the first time:
--------------------------------------------------------------------------------
You can only make your first purchase of a Fund          |
by phone if you already have an existing                 |   CALL:
Stagecoach Account.                                      |   1-800-222-8222
---------------------------------------------------------|
Call Investor Services and instruct the representative   |
to either:                                               |
  * transfer at least $1,000 from a linked settlement    |
    account, or                                          |
  * exchange at least $1,000 worth of shares from an     |
    existing Stagecoach Fund. Please see "Exchanges"     |
    for special rules.                                   |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you are buying additional shares:
--------------------------------------------------------------------------------
Call Investor Services and instruct the representative   |
to either:                                               |
  * transfer at least $100 from a linked settlement      |     Call:
    account, or                                          |     1-800-222-8222
  * exchange at least $100 worth of shares from another  |
    Stagecoach Fund.                                     |
--------------------------------------------------------------------------------

Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Fund by mail or telephone. For Funds held through brokerage and other types of accounts, please consult your selling agent.

================================================================================
BY MAIL
================================================================================
Write a letter stating your account registration,       |
your account number, the Fund you wish to redeem        |
and the dollar amount ($100 or more) of the redemption  |
you wish to receive (or write "Full Redemption").       |
--------------------------------------------------------|
Make sure all the account owners sign the request.      |
--------------------------------------------------------|   Mail to:
You may request that redemption proceeds be sent        |   Stagecoach Funds
you by check, by ACH transfer into a bank account,      |   PO Box 7066
or by wire ($5,000 minimum). Please call Investor       |   San Francisco, CA
Services regarding requirements for linking bank        |   94120-9201
accounts or for wiring funds. We reserve the right      |
to charge a fee for wiring funds although it is not     |
currently our practice to do so.                        |
--------------------------------------------------------|
Signature Guarantees are required for mailed redemption |
requests over $5,000. You can get a signature guarantee |
at financial institutions such as a bank or brokerage   |
house. We do not accept notarized signatures.           |
--------------------------------------------------------------------------------

34 Stagecoach LifePath Funds Prospectus

================================================================================
BY PHONE
================================================================================
Call Investor Services to request a redemption of at least |
$100. Be prepared to provide your account number and Tax   |
Identification Number.                                     |
-----------------------------------------------------------|
Unless you have instructed us otherwise, only one account  |
owner needs to call in redemption requests.                |
-----------------------------------------------------------|
You may request that redemption proceeds be sent to you by |
check, by transfer into an ACH-linked bank account, or by  |
wire ($5,000 minimum). Please call Investor Services       |
regarding requirements for linking bank accounts or for    |
wiring funds. We reserve the right to charge a fee for     |
wiring funds although it is not currently our practice to  |
do so.                                                     |    Call:
-----------------------------------------------------------|    1-800-222-8222
Telephone privileges are automatically made available to   |
you unless you specifically decline them on your           |
application or subsequently in writing.                    |
-----------------------------------------------------------|
                                                           |
Phone privileges allow us to accept transaction            |
instructions by anyone representing themselves as the      |
shareholder and who provides reasonable confirmation of    |
their identity, such as providing the Taxpayer             |
Identification Number on the account. We will not be       |
liable for any losses incurred if we follow telephone      |
instructions we reasonably believe to be genuine.          |
-----------------------------------------------------------|
                                                           |
Telephone requests are not accepted of the address on your |
account was changed by phone in the last 15 days.          |
--------------------------------------------------------------------------------

================================================================================
GENERAL NOTES FOR SELLING SHARES
================================================================================
We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the New York Stock Exchange are processed on the same business day.
--------------------------------------------------------------------------------
Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------

We determine the NAV each day as of the close of regular trading on the New
York Stock Exchange, which is generally 1:00 pm Pacific time.
--------------------------------------------------------------------------------
If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There maybe special requirements that supercede the directions in this Prospectus.
--------------------------------------------------------------------------------

We reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------

                                         Stagecoach LifePath Funds Prospectus 35

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

* You should carefully read the Prospectus for the Fund into which you wish to exchange.

* Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

* If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule.)

* If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

* Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

* If you are exchanging from a higher-load fund to a lower or no-load fund, then back to the higher load fund, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

* Exchanges between Class B shares, between Class C shares or between either Class B or Class C shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class C shares that are subject to a CDSC.

* Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

* In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes to a Fund's exchange privileges.

* You may make exchanges between like share classes. You may also exchange from an A, B or C share classes and non-Institutional class shares to a non-Institutional money market fund.


36 Stagecoach LifePath Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

* AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Stagecoach Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

* Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the fifth business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

    *  must have a Fund account valued at $10,000 or more;
    *  must have distributions reinvested; and
    *  may not be simultaneously participate in an AutoSaver Plan.

It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

* Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

* Fund Purchase Plan - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Market Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

* Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.


                                         Stagecoach LifePath Funds Prospectus 37

Additional Services and Other Information
--------------------------------------------------------------------------------

* Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

        ------------------------------------------------------------------------
        Two Things to Keep In Mind About Distributions

        Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.
        ------------------------------------------------------------------------

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains, which may qualify for taxation at preferential rates in the hands of non-corporate shareholders.

In general, all distributions will be taxable to you when paid, even if they are paid in additional Fund Shares. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


38 Stagecoach LifePath Funds Prospectus

--------------------------------------------------------------------------------

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

Historical Fund Information

The Company was organized as an unincorporated Massachusetts business trust on May 14, 1993. The Class B shares of the LifePath Opportunity Fund and the Class C shares of the LifePath 2040 Fund commenced operations as of June 30, 1998. The Class B Shares of the other Funds commenced operations on March 3, 1997.

Each Fund invests all of its assets in a Master Portfolio of Master Investment Portfolio ("MIP") with the same investment objective. To achieve its investment objective, a Fund may decide to move all of its assets into a different master fund, or to hire an investment adviser to actively manage the Fund's assets. No action would be taken unless the Trust's Board of Trustees first determines it is in the best interests of the Fund.

Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Share Class- This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Conversion of Class B shares- We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed to Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.


                                         Stagecoach LifePath Funds Prospectus 39

Additional Services and Other Information
--------------------------------------------------------------------------------

Minimum Account Value- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements- We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies.

The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Dealer Concessions and Rule 12b-1 fees- Stephens, as the Funds' distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class B and Class C shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A, Class B and Class C shares of the same Fund.

Statement of Additional Information- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights- All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


40 Stagecoach LifePath Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

The Board of Trustees of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

================================================================================
                                 SHAREHOLDERS
================================================================================
                  Financial Services Firms and Selling Agents
================================================================================
     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                       |
================================================================================
                                          TRANSFER AND
 DISTRIBUTOR &                          DIVIDED DISBURSING      SHAREHOLDER
CO-ADMINISTRATOR    CO-ADMINISTRATOR         AGENT             SERVICING AGENTS
================================================================================
Stephens Inc.        Wells Fargo Bank     Wells Fargo Bank     Various Agents
111 Center St.       525 Market St.       525 Market St.
Little Rock, AR      San Francisco, CA    San Francisco, CA

Markets the Funds,   Manages the Funds'   Maintains records    Provide services
distributes shares,  business activities  of shares and        to customers
and manages the                           supervises the
Funds' business                           paying of dividends
activities
--------------------------------------------------------------------------------
                                       |
================================================================================
                              INVESTMENT ADVISOR
================================================================================

      Barclay Global Fund Advisors, 45 Fremont Street, San Francisco, CA
                   Manages the Funds' investment activities
--------------------------------------------------------------------------------
                                       |
================================================================================
                                  CUSTODIAN
================================================================================

       Investors Bank & Trust Company, 200 Clarendon Street, Boston MA
                 Provides safekeeping for the Funds' assets
--------------------------------------------------------------------------------
                                       |
================================================================================
                               BOARD OF TRUSTEES
================================================================================
                       Supervises the Funds' activities
--------------------------------------------------------------------------------

                                         Stagecoach LifePath Funds Prospectus 41

Organization and Management of the Funds
--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors and an indirect subsidiary of Barclays Bank PLC, is the advisor for each of the LifePath Master Portfolios. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank. As of April 30, 1998, BGFA managed or provided investment advice for assets aggregating in excess of $575 billion. For providing advisory services to the Master Portfolios, BGFA is entitled to receive 0.55% of each Master Portfolio's net assets.

The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services. Prior to August 1, 1998, Wells Fargo Bank and Stephens together received an "all-in" fee of 0.10% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens Inc. is the Fund's distributor and co-administrator. Stephens Inc. receives .04% of each Fund's assets for its role as co-administrator. Stephens Inc. also receives all loads. CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.


42 Stagecoach LifePath Funds Prospectus

--------------------------------------------------------------------------------

Distribution Plan

We have adopted distribution plans for the Funds. These plans authorize payment for distribution-related expenses, and compensation for distribution-related services, including on-going compensation to selling agents. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. The fees paid under these plans are as follows:

--------------------------------------------------------------------------------

                                                 Class A     Class B     Class C
--------------------------------------------------------------------------------
LifePath Opportunity Fund                          .25%        .75%       N/A
--------------------------------------------------------------------------------
LifePath 2010 Fund                                 .25%        .75%       N/A
--------------------------------------------------------------------------------
LifePath 2020 Fund                                 .25%        .75%       N/A
--------------------------------------------------------------------------------
LifePath 2030 Fund                                 .25%        .75%       N/A
--------------------------------------------------------------------------------
LifePath 2040 Fund                                 .25%        .75%       .75%
--------------------------------------------------------------------------------

MIP 12b-1 Plan

MIP's Board of Trustees has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan does not result in any additional expenses being borne by a Master Portfolio or a Fund. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in connection with the sale of a former affiliate of Wells Fargo Bank may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interests in such Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services each Fund pays 0.20% of its average net assets.


                                         Stagecoach LifePath Funds Prospectus 43

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called the "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in each Fund's most recent Annual Report and are available free of charge by calling 1-800-222-8222. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

Here is an explanation of some terms that will help you read these charts.
Net Asset Value (NAV)- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.

Net Investment Income- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."

Net Realized and Unrealized Gains (Loss) on Investments- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

Net Assets- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-This ratio is the result of dividing net investment income (or loss) by average net assets.


44 Stagecoach LifePath Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Turnover- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

Average Commission Rate Paid- The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions.

Total Return- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers, and excludes sales loads.


                                         Stagecoach LifePath Funds Prospectus 45

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms, you should consult your financial adviser.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve System which allows banks to process checks, transfer funds and perform other tasks.

American Depository Receipts ("ADRs")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Annual/Semi-Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also "Total Return".

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Debt Instruments

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.


46 Stagecoach LifePath Funds Prospectus

--------------------------------------------------------------------------------

Diversified

A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by the International Finance Corporation, the International Bank for Reconstruction and Development and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally-sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Investment Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Lehman Brothers 20+ Bond Index

An unmanaged index composed of U.S. Treasury bonds with 20 years or longer dates to maturity.


                                         Stagecoach LifePath Funds Prospectus 47

Glossary
--------------------------------------------------------------------------------

Liquidity

The ability to readily sell a security at its fair price.

Moody's

One of the largest nationally recognized ratings organizations.

Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single Fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified

Any fund that does not have a policy as described under "diversified" in this Glossary.

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.



48 Stagecoach LifePath Funds Prospectus

--------------------------------------------------------------------------------

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P, S&P 500 Index

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Tax Payer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


                                         Stagecoach LifePath Funds Prospectus 49

STAGECOACH FUNDS/R/



You may wish to review the following documents:

Statement of Additional Information

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report

provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066

        ========================================================================
        STAGECOACH FUNDS:
        ------------------------------------------------------------------------
        *  are not insured by the FDIC.
        * are not obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank.
        *  involve investment risk, including possible loss of principal.
        ========================================================================

[LOGO OF RECYCLED PAPER]                                         SC LP P (06/98)
Printed on Recycled Paper

                              STAGECOACH FUNDS(R)

                         STAGECOACH LIFEPATH(TM) FUNDS
                              INSTITUTIONAL CLASS

  The LIFEPATH FUNDS consist of five asset allocation funds (the "LifePath Funds") offered by Stagecoach Trust (the "Trust"), an open-end, management investment company. The LifePath Funds seek to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. INSTITUTIONAL SHARES OF THE FUNDS ARE NO LONGER BEING OFFERED FOR SALE, ALTHOUGH A LIMITED NUMBER OF SUCH SHARES REMAIN OUTSTANDING AS OF THE DATE OF THIS PROSPECTUS. THIS PROSPECTUS PROVIDES INFORMATION TO THE EXISTING SHAREHOLDERS OF INSTITUTIONAL CLASS SHARES OF THE FUNDS.

  Investors are encouraged to select a particular LifePath Fund based on the decade of their anticipated retirement or when they anticipate beginning to withdraw substantial portions of their investment.

  . LIFEPATH OPPORTUNITY FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

  . LIFEPATH 2010 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

  . LIFEPATH 2020 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

  . LIFEPATH 2030 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

  . LIFEPATH 2040 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

  Please read this Prospectus and retain it for future reference. A Statement of Additional Information ("SAI") dated June 30, 1998 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. For a free copy, write to the Trust c/o Wells Fargo Bank, N.A. -- Investor Services, P.O. Box 7066, San Francisco, California 94120-7066, or call 1-800-222-8222. The SAI and other information is available on the SEC's web site (http://www.sec.gov). If you hold shares in an IRA, please call 1-800-BEST-IRA (1-800-237-8472) for information or assistance.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY WELLS FARGO BANK, N.A., BARCLAYS GLOBAL FUND ADVISORS OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED JUNE 30, 1998

  The LifePath Funds also offer Class A, Class B and Class C shares. Investors may be eligible to invest in the Class A, Class B or Class C shares. A free copy of the current Prospectus for the Class A, Class B and Class C shares is available by writing to the Trust c/o Wells Fargo Bank, N.A. -- Investor Services, P.O. Box 7066, San Francisco, California 94120-7066 or by calling 1-800-222-8222.

  Each Fund invests all of its assets in a separate series (each, a "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end, management investment company, rather than in a portfolio of securities. Each Fund has the same investment objective as the Master Portfolio bearing the corresponding name, and each Fund's investment experience corresponds directly with the relevant Master Portfolio's investment experience. References to the investments and investment policies and risks of the Funds in this prospectus, unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the corresponding Master Portfolios. Interests in a Master Portfolio may be purchased only by investment companies or accredited investors.

                                _______________

  BARCLAYS GLOBAL FUND ADVISERS SERVES AS EACH MASTER PORTFOLIO'S INVESTMENT ADVISER, AND TOGETHER WITH ITS AFFILIATES, PROVIDES OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH BARCLAYS GLOBAL FUND ADVISORS, SERVES AS THE TRUST'S CO-ADMINISTRATOR AND AS DISTRIBUTOR OF EACH FUND'S SHARES.

                               TABLE OF CONTENTS
                               -----------------

SUMMARY OF FUND EXPENSES............................................   1

FINANCIAL HIGHLIGHTS................................................   3

DESCRIPTION OF THE FUNDS............................................   7

MANAGEMENT OF THE FUNDS.............................................  14

DESCRIPTION OF SHARES...............................................  16

HOW TO REDEEM SHARES................................................  16

EXCHANGE PRIVILEGE..................................................  18

SHARE VALUE.........................................................  19

DIVIDENDS, DISTRIBUTIONS AND TAXES..................................  19

PERFORMANCE INFORMATION.............................................  20

GENERAL INFORMATION.................................................  21

APPENDIX............................................................ A-1

                            SUMMARY OF FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Charge on Purchases
   (as a percentage of offering price)................................................................   None
Maximum Sales Charge on Reinvested
   Dividends..........................................................................................   None
Maximum Deferred Sales Charge on Redemptions..........................................................   None
Exchange Fees.........................................................................................   None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                  LifePath         LIFEPATH          LIFEPATH       LIFEPATH          LIFEPATH
                              Opportunity Fund     2010 Fund         2020 Fund      2030 Fund         2040 Fund
                              ----------------     ---------         ---------      ---------         ---------
Master Portfolio
  Management Fees/1/.....         .55%               .55%              .55%            .55%             .55%
Other Expenses...........         .40%               .40%              .40%            .40%             .40%
                                  ---                ---               ---             ---              ---
TOTAL FUND OPERATING
 EXPENSES................         .95%               .95%              .95%            .95%             .95%

/1/ A portion of these fees is covered by a "defensive" Rule 12b-1 Distribution
    Plan that does not result in additional expenses to the Funds or Master Portfolios. (See "Management of the Funds -- MIP 12b-1 Plan" for further information.)


EXAMPLE OF EXPENSES

  An investor would pay the following expenses on a $1,000 investment in Institutional Class shares of the Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                              LifePath
                             Opportunity       LifePath       LifePath        LifePath       LifePath
                                Fund           2010 Fund      2020 Fund      2030 Fund      2040 Fund
                          -----------------  -------------  -------------  --------------  ------------

         1 Year.........         $  10           $  10           $  10           $  10         $  10
         3 YEARS........         $  30           $  30           $  30           $  30         $  30
         5 YEARS........         $  53           $  53           $  53           $  53         $  53
        10 YEARS........         $ 117           $ 117           $ 117           $ 117         4 117

EXPLANATION OF TABLES

  The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in the Funds will bear directly or indirectly. The foregoing tables reflect expenses at both the Fund and Master Portfolio levels. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or other shareholder servicing agents directly on customers accounts in connection with an investment in a Fund.

  ANNUAL FUND OPERATING EXPENSES are based on each Fund's actual expenses for the fiscal year ended February 28, 1998. The tables do not reflect any fee waivers or expense reimbursement arrangements. Barclays Global Fund Advisors ("BGFA"), Wells Fargo Bank, N.A. ("Wells Fargo Bank") and Stephens Inc. ("Stephens"), at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund or Master Portfolio. Any such waivers or reimbursements would reduce a Fund's or Master Portfolio's total expenses and accordingly, have a favorable impact on its performance. Fees are not currently waived for the LifePath Funds. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Management of the Funds."

  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

  With regard to the combined fees and expenses of the Funds and Master Portfolios, the Trust's Board of Trustees has considered whether the various costs and benefits of investing each Fund's assets in the corresponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Trust's Board of Trustees believes that the aggregate per share expenses of a Fund and its corresponding Master Portfolio will not be more than the expenses such Fund would incur if it directly acquired and managed the type of securities held by its corresponding Master Portfolio. The Trust's Board of Trustees believes that if other investors invest their assets in the Master Portfolios, certain economic efficiencies may be realized with respect to the Master Portfolios. For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger assets base provided by more than one fund investing in a Master Portfolio. There can be no assurance that these economic efficiencies will be achieved.

  The Trust also offers Class A, Class B and Class C shares of the LifePath Funds. In addition, MasterWorks Funds Inc., an open-end, series investment company, currently offers series of shares which invest in the Master Portfolios. The expenses, and accordingly the investment returns, of the Class A, Class B and Class C shares, and the MasterWorks series may differ from those of the Institutional Class shares. Information about these other investment options in the Master Portfolios may be obtained by calling Stephens at 1-800-643-9691. For additional information see "Management of the Funds."

                              FINANCIAL HIGHLIGHTS

  The following information has been derived from the Financial Highlights of the Institutional Class shares in the Funds' financial statements for the fiscal year ended February 28, 1998. The financial statements are incorporated by reference into the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated April 3, 1998 also is incorporated by reference into the SAI. This information should be read in conjunction with the financial statements and notes thereto. The SAI has been incorporated by reference into this Prospectus.


                                                                          LifePath Opportunity Fund
                                              ---------------------------------------------------------------------------------

                                                  YEAR ENDED           YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                 FEBRUARY 28,         FEBRUARY 28,         FEBRUARY 29,        FEBRUARY 28,
                                                     1998                 1997                 1996                1995
                                              -------------------  -------------------  ------------------  -------------------

Net Asset Value, beginning of period........          $ 9.79               $10.67             $  9.94               $10.00
Income from investment operations:
Net investment income.......................            0.39                 1.29                0.42                 0.35
Net realized and unrealized gain/(loss)
   on investments...........................           (0.79)               (0.60)               0.86                (0.12)
                                                      ------               ------             -------               ------
Total from investment operations............            1.18                 0.69                1.28                 0.23
Less distributions:
From net investment income..................           (0.00)               (1.36)              (0.42)               (0.28)
From net realized capital gains.............           (0.68)               (0.21)              (0.13)               (0.01)
                                                      ------               ------             -------               ------
Total Distributions.........................           (0.68)               (1.57)              (0.55)               (0.29)
                                                      ------               ------             -------               ------
Net Asset Value, end of period..............          $10.29               $ 9.79             $ 10.67               $ 9.94
                                                      ======               ======             =======               ======
Total Return (not annualized)...............           12.25%                7.23%              13.19%                2.38%
Ratios/Supplemental Data:
Net assets, end of period (000).............          $   14               $   12             $17,262               $7,499
Number of shares outstanding,
   end of period (000)......................               1                    1               1,618                  754
Ratios to average net assets (annualized)/1/
Ratio of expenses to average net assets.....            0.95%                0.95%               0.95%                0.95%
Ratio of net investment income to
   average net assets.......................            4.06%                4.17%               4.23%                4.89%
Portfolio Turnover Rate/2/..................              39%                 108%                 84%                  17%

__________
/1/    Ratios include expenses charged by the Master Portfolio.

/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

                                                                                LifePath 2010 Fund
                                                 --------------------------------------------------------------------------------

                                                     YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                    FEBRUARY 28,         FEBRUARY 28,        FEBRUARY 29,        FEBRUARY 28,
                                                        1998                 1997                1996                1995
                                                 -------------------  ------------------  ------------------  -------------------

Net Asset Value, beginning of period...........           $10.94              $11.47             $ 10.02              $ 10.00
Income from investment operations:
Net investment income..........................             0.38                1.57                0.34                 0.33
Net realized and unrealized gain/(loss)
   on investments..............................            (1.59)              (0.36)               1.60                 0.01
                                                          ------              ------             -------              -------
Total from investment operations...............             1.97                1.21                1.94                 0.34
Less distributions:
From net investment income.....................            (0.40)              (1.57)              (0.35)               (0.27)
From net realized capital gains................            (0.84)              (0.17)              (0.14)               (0.05)
                                                          ------              ------             -------              -------
Total Distributions............................            (1.24)              (1.74)              (0.49)               (0.32)
                                                          ------              ------             -------              -------
Net Asset Value, end of period.................           $11.67              $10.94             $ 11.47              $ 10.02
                                                          ======              ======             =======              =======
Total Return (not annualized)..................            18.75%              11.89%              19.69%                3.53%
Ratios/Supplemental Data:
Net assets, end of period  (000)                          $   29              $   49             $34,458              $13,028
Number of shares outstanding,
   end of period (000).........................                3                   4               3,004                1,300
Ratios to average net assets (annualized)/1/
Ratio of expenses to average net assets                     0.95%               0.95%               0.95%                0.95%
Ratio of net investment income to
   average net assets..........................             3.14%               3.41%               3.27%                4.61%
Portfolio Turnover Rate/2/.....................               46%                 73%                 39%                  24%

__________
/1/   Ratios include expenses charged by the Master Portfolio.

/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

                                                                         LifePath 2020 Fund
                                                     ----------------------------------------------------------

                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                     FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,
                                                         1998           1997           1996           1995
                                                     -------------  -------------  -------------  -------------

Net Asset Value, beginning of period...............        $12.28         $11.98        $ 10.17        $ 10.00
Income from investment operations:
Net investment income..............................          0.30           0.96           0.29           0.30
Net realized and unrealized gain/(loss)
   on investments..................................          2.58           0.72           2.03           0.12
                                                           ------         ------        -------        -------
Total from investment operations...................          2.88           1.68           2.32           0.42
Less distributions:
From net investment income.........................         (0.31)         (0.96)         (0.30)         (0.25)
From net realized capital gains....................         (1.00)         (0.42)         (0.21)          0.00
                                                           ------         ------        -------        -------
Total Distributions................................         (1.31)         (1.38)         (0.51)         (0.25)
                                                           ------         ------        -------        -------
Net Asset Value, end of period.....................        $13.85         $12.28        $ 11.98        $ 10.17
                                                           ======         ======        =======        =======
Total Return (not annualized)......................         24.27%         15.14%         23.18%          4.39%
Ratios/Supplemental Data:
Net assets, end of period (000)....................        $   86         $   69        $40,570        $16,618
Number of shares outstanding,
   end of period (000).............................             6              6          3,385          1,634
Ratios to average net assets  (annualized)/1/
Ratio of expenses to average net assets............          0.95%          0.95%          0.95%          0.95%
Ratio of net investment income
   to average net assets...........................          2.30%          2.57%          2.68%          3.88%
Portfolio Turnover Rate/2/.........................            41%            61%            49%            28%

__________
/1/   Ratios include expenses charged by the Master Portfolio.

/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

                                                                                 LifePath 2030 Fund
                                                   -------------------------------------------------------------------------------
                                                       YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                      FEBRUARY 28,         FEBRUARY 28,        FEBRUARY 29,        FEBRUARY 28,
                                                          1998                 1997                1996                1995
                                                   -------------------  ------------------  -------------------  -----------------
Net Asset Value, beginning of period.............          $13.70              $12.37              $ 10.18             $10.00
Income from investment operations:
Net investment income............................            0.26                0.49                 0.23               0.29
Net realized and unrealized gain/(loss)
   on investments................................            3.37                1.66                 2.47               0.14
                                                           ------              ------              -------             ------
Total from investment operations.................            3.63                2.15                 2.70               0.43
Less distributions:
From net investment income.......................           (0.38)              (0.49)               (0.24)             (0.25)
From net realized capital gains..................           (0.86)              (0.33)               (0.27)              0.00
                                                           ------              ------              -------             ------
Total Distributions..............................           (1.24)              (0.82)               (0.51)             (0.25)
                                                           ------              ------              -------             ------
Net Asset Value, end of period...................          $16.09              $13.70              $ 12.37             $10.18
                                                           ======              ======              =======             ======
Total Return (not annualized)....................           27.48%              18.13%               26.88%              4.42%
Ratios/Supplemental Data:
Net assets, end of period (000)..................          $   47              $   41              $25,447             $9,682
Number of shares outstanding,
   end of period (000)...........................               3                   3                2,058                951
Ratios to average net assets (annualized)/1/
Ratio of expenses to average net assets..........            0.95%               0.95%                0.95%              0.95%
Ratio of net investment income to
   average net assets............................            1.74%               2.06%                2.15%              3.59%
Portfolio Turnover Rate/2/.......................              27%                 42%                  39%                40%

__________
/1/  Ratios include expenses charged by the Master Portfolio.

/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

                                                                                LifePath 2040 Fund
                                                 --------------------------------------------------------------------------------
                                                    YEAR ENDED          YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                   FEBRUARY 28,        FEBRUARY 28,          FEBRUARY 29,         FEBRUARY 28,
                                                       1998                1997                  1996                 1995
                                                 -----------------  -------------------  --------------------  ------------------
Net Asset Value, beginning of period...........         $13.94               $12.86               $ 10.37              $10.00
Income from investment operations:
Net investment income..........................           0.16                 0.63                  0.17                0.20
Net realized and unrealized gain/(loss)
   on investments..............................           4.02                 1.78                  2.84                0.34
                                                        ------               ------               -------              ------
Total from investment operations...............           4.18                 2.41                  3.01                0.54
Less distributions:
From net investment income.....................          (0.18)               (0.64)                (0.18)              (0.17)
From net realized capital gains................          (1.59)               (0.69)                (0.34)               0.00
                                                        ------               ------               -------              ------
Total Distributions............................          (1.77)               (1.33)                (0.52)              (0.17)
                                                        ------               ------               -------              ------
Net Asset Value, end of period.................         $16.35               $13.94               $ 12.86              $10.37
                                                        ======               ======               =======              ======
Total Return (not annualized)..................          31.02%               19.89%                29.32%               5.55%
Ratios/Supplemental Data:
Net assets, end of period (000)................         $   27               $   20               $33,386              $9,976
Number of shares outstanding,
   end of period (000).........................              2                    1                 2,596                 962
Ratios to average net assets (annualized)/1/
Ratio of expenses to average net assets........           0.95%                0.95%                 0.95%               0.95%
Ratio of net investment income
   to average net assets.......................           1.07%                1.47%                 1.53%               2.61%
Portfolio Turnover Rate/2/.....................             34%                  48%                   29%                  5%

__________
/1/   Ratios include expenses charged by the Master Portfolio.

/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.


                            DESCRIPTION OF THE FUNDS

GENERAL

  The Trust is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Each LifePath Fund is comprised of three classes of shares -- Class A, Class B and Institutional Class shares. The LifePath 2040 Fund also offers Class C shares. As described below, for certain matters, Trust shareholders vote together as a group, as to others they vote separately by portfolio, and, in certain instances, they vote by class of shares within a portfolio. In addition, because of differences between the fees and expenses borne by the Class A, Class B, Class C and Institutional Class shares, the net asset value of the shares will typically differ. This Prospectus describes the Institutional Class shares of the LifePath Opportunity, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds, each of which is diversified. As of June 24, 1998, the LifePath 2000 Fund changed its name to the LifePath Opportunity Fund. INSTITUTIONAL SHARES OF THE FUNDS ARE NO LONGER BEING OFFERED FOR SALE, ALTHOUGH A LIMITED NUMBER OF SUCH SHARES REMAIN OUTSTANDING AS OF THE DATE OF THIS PROSPECTUS. THIS PROSPECTUS PROVIDES INFORMATION TO THE EXISTING SHAREHOLDERS OF INSTITUTIONAL CLASS SHARES OF THE FUNDS.

  Each LifePath Fund invests all of its assets in a separate Master Portfolio of MIP with the same investment objective as the Fund. For simplicity, references to the investments and investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the Master Portfolios.

MASTER/FEEDER STRUCTURE

  Each Fund is a feeder fund in a master/feeder structure, which means it invests all of its assets in a separate Master Portfolio of MIP with the same investment objective as such Fund. See "Investment Objectives" and "Management Policies" below. MIP is organized as a trust under the laws of the State of Delaware. See "Management of the Funds." In addition to selling its shares to a Fund, each Master Portfolio may sell its shares to certain other mutual funds or other qualified investors. Information regarding additional options, if any, for investment in shares of a Master Portfolio is available from Stephens and may be obtained by calling 1-800-643-9691. The expenses and, correspondingly, the returns of other investment options in MIP are expected to differ from those of the Funds.

  The Board of Trustees believes that, if other investors invest their assets in a Master Portfolio of MIP, certain economic efficiencies may be realized with respect to such Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger asset base provided by more than one fund investing in the Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. The Fund and other entities investing in a Master Portfolio will each be liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that none of the Funds nor their shareholders will be adversely affected by reason of investing their assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Trust's Board believes should be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relatively novel nature of the master/feeder structure, accounting and operational difficulties could occur.

  Each Master Portfolio's investment objective and other fundamental policies, which are the same as those of the corresponding Fund, cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Master Portfolio's outstanding voting interests. Whenever a Fund, as a Master Portfolio interestholder, is requested to vote on matters pertaining to any fundamental policy of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters and such Fund will cast its votes in proportion to the votes received from Fund shareholders. A Fund will vote Master Portfolio interests for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. In addition, certain policies of the Master Portfolio which are non-fundamental could be changed by vote of a majority of MIP's Trustees without shareholder vote. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund investing in that Master Portfolio could subsequently change its objective or policies to correspond to those of the Master Portfolio or the Fund could redeem its Master Portfolio shares and either seek a new investment company in which to invest with a matching objective or retain its own investment adviser to manage such Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in that Fund. A Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in a non-fundamental policy of such Fund or Master Portfolio, to the extent possible.

  Each class of the Funds has identical rights with respect to the series of which they are a part, except that there are certain matters which affect one class but not another. Currently, there is a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A and Class B shares but not the Institutional Class shares. In addition, certain purchase, exchange and dividend reinvestment options available to Class A and Class B shareholders are not available to Institutional Class shareholders. On all such matters the shareholders of the affected class vote as a class.

INVESTMENT OBJECTIVES

  Each LifePath Fund seeks to provide long-term investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors, on average, may be willing to accept given their investment time horizons. Specifically:

  . LifePath Opportunity Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

  . LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

  . LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

  . LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

  . LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

ABOUT THE FUNDS

  Investors are encouraged to invest in a particular LifePath Fund based on the decade of anticipated retirement or when participants anticipate beginning to withdraw substantial portions of their account. For example, the LifePath Opportunity Fund is designed for investors in their 50s and 60s who plan to retire (or begin to withdraw substantial portions of their investment) in approximately 2000; the LifePath 2010 Fund is designed for investors in their 40s and 50s who plan to retire (or begin to withdraw as described above) in approximately 2010; and so on. In addition, when making an investment decision, investors should evaluate their risk profile, recognizing, for example, that the LifePath 2040 Fund is designed for investors with a high tolerance for risk while the LifePath Opportunity Fund is designed for investors with a low tolerance for risk. The LifePath Funds were the first mutual funds of their kind to offer a flexible investment strategy designed to change over specific time horizons.

  The LifePath Funds follow an asset allocation strategy among three broad investment classes: equity securities and debt instruments of issuers located throughout the world and cash in the form of money market instruments. Each LifePath Fund invests varying percentages of its portfolio in equity securities, debt instruments and money market instruments. The later-dated Funds tend to be more heavily invested in equity securities and generally bear more risk than the earlier-dated Funds. The later-dated Funds generally have an expectation of greater total return. The investment class weightings of the LifePath 2040 Fund at a given time might be 100%, 0% and 0% among equity securities, debt securities and cash, respectively, while the weightings of the LifePath Opportunity Fund might be 25%, 50% and 25%, respectively. These weightings will change periodically. The difference in the investment class weightings is based on the statistically determined risk that investors, on average, may be willing to accept given their investment time horizons in an effort to maximize assets in anticipation of retirement or for other purposes. As each LifePath Fund approaches its designated time horizon, it generally is managed more conservatively, on the premise that individuals investing for retirement desire to reduce investment risk in their retirement accounts as they age.

  The LifePath Opportunity Fund also may be appropriate for investors with a shorter time horizon. The Fund does not terminate in the Year 2000 but will continue with the lowest risk profile of all the LifePath Funds. It is expected that when the LifePath 2010 Fund's target date arrives, the LifePath 2010 Fund will be combined with the LifePath Opportunity Fund under the same investment strategy. The LifePath Opportunity Fund will continue to follow an asset allocation strategy that will invest approximately 20% equity securities, with the remainder in debt securities and cash.

  As of February 28, 1998, asset allocations in the LifePath Funds were approximately as follows:

                                              LifePath        LifePath      LifePath       LifePath       LifePath
                                            Opportunity         2010          2020           2030           2040
                                          ----------------    --------      --------       --------       --------
Equity Securities
  Domestic..............................        19%             38%            55%            66%            80%
  International.........................         5%             10%            15%            19%            20%
Debt Securities.........................        51%             42%            25%            12%             0%
Cash....................................        25%             10%             5%             3%             0%

  The relative weightings for each of the various investment classes are expected to change over time, with the LifePath 2040 Fund adopting in the 2030s characteristics similar to the LifePath Opportunity Fund today. BGFA may in the future refine the Model, or the financial and economic data analyzed by the Model, in ways that could result in changes to recommended allocations.

MANAGEMENT POLICIES

  The LifePath Funds contain both "strategic" and "tactical" components. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.

  The LifePath Funds may invest in a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the LifePath Funds, BGFA employs a proprietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt markets and the Funds invest to create market exposure by purchasing representative samples of the indices in an attempt to replicate their performance.

  The Model has broad latitude to allocate the Funds' investments among equity securities, debt securities and money market instruments. The LifePath Funds are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. Until a LifePath Fund attains an asset level of approximately $100 to $150 million, the Model allocates assets across fewer of the investment categories identified below than it otherwise would. As a LifePath Fund approaches this minimum asset level, the Model adds investment categories from among those identified below, thereby approaching the desired investment mix over time.

  Each LifePath Fund's investments are compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective LifePath Fund's investment performance.

  BGFA manages other portfolios which also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of each LifePath Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements. The overall management of each LifePath Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA's investment committee.

  EQUITY SECURITIES -- The LifePath Funds seek U.S. equity market exposure through investment in securities representative of the following indices of common stock:

  . The S&P/BARRA Value Stock Index (consisting of primarily large-capitalization U.S. stocks with lower-than-average price/book ratios).

  . The S&P/BARRA Growth Stock Index (consisting of primarily large-capitalization U.S. stocks with higher-than-average price/book ratios).

  . The Intermediate Capitalization Value Stock Index (consisting of primarily medium-capitalization U.S. stocks with lower-than-average price/book ratios).

  . The Intermediate Capitalization Growth Stock Index (consisting of primarily medium-capitalization U.S. stocks with higher-than-average price/book ratios).

  . The Intermediate Capitalization Utility Stock Index (consisting of primarily medium-capitalization U.S. utility stocks).

  . The Micro Capitalization Market Index (consisting of primarily small-capitalization U.S. stocks).

  . The Small Capitalization Value Stock Index (consisting of primarily small-capitalization U.S. stocks with lower-than-average price/book ratios).

  . The Small Capitalization Growth Stock Index (consisting of primarily small-capitalization U.S. stocks with higher-than-average price/book ratios).

  The LifePath Funds seek foreign equity market exposure through investment in foreign equity securities, American Depositary Receipts or European Depositary Receipts of issuers whose securities are representative of the following indices of foreign equity securities:

  . The Morgan Stanley Capital International (MSCI) Japan Index (consisting of primarily large-capitalization Japanese stocks).

  . The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) Ex-Japan Index (consisting of primarily large-capitalization foreign stocks, excluding Japanese stocks).

  The LifePath Funds also may seek U.S. and foreign equity market exposure through investment in equity securities of U.S. and foreign issuers that are not included in the indices listed above.

  DEBT SECURITIES -- The LifePath Funds seek U.S. debt market exposure through investment in securities representative of the following indices of U.S. debt securities:

  . The Lehman Brothers Long-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of at least ten years).

  . The Lehman Brothers Intermediate-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of less than ten years and greater than one year).

  . The Lehman Brothers Long-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of at least ten years).

  . The Lehman Brothers Intermediate-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of less than ten years and greater than one year).

  . The Lehman Brothers Mortgage-Backed Securities Index (consisting of all fixed-coupon mortgage pass-throughs issued by the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation with maturities greater than one year).

  The LifePath Funds seek foreign debt market exposure through investment in securities representative of the following index of foreign debt securities:

  . The Salomon Brothers Non-U.S. World Government Bond Index (consisting of foreign government bonds with maturities of greater than one year).

  Each U.S. and foreign debt security is expected to be part of an issuance with a minimum outstanding amount at the time of purchase of approximately $50 million and $100 million, respectively. Each security in which a LifePath Master Portfolio invests must be rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by BGFA. See "Risk Considerations" below.

  MONEY MARKET INSTRUMENTS -- The money market instruments held by each Fund generally consist of high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements. See "Appendix" below for a more complete description of the money market instruments in which each Fund may invest.

RISK CONSIDERATIONS

General

  Since the investment characteristics and, therefore, investment risks directly associated with such characteristics of each LifePath Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio.

  The net asset value per share of each class of a LifePath Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

Equity Securities

  The stock investments of the LifePath Funds are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first six months of 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue.

Debt Securities

  The debt instruments in which the LifePath Funds invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

  Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the

Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Foreign Securities

  The LifePath Funds may invest in debt obligations and equity securities of foreign issuers and may invest in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers. Investing in the securities of issuers of any foreign country, including through ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Other Investment Considerations

  Because the Master Portfolios may shift investment allocations significantly from time to time, their performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a high percentage of a Master Portfolio's assets are invested in long-term bonds, the Master Portfolio's exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

  Each LifePath Fund also may lend its portfolio securities and enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that each Fund may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Each Fund may use some derivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. A Fund may not use derivatives to create leverage without establishing adequate "cover" in compliance with SEC leverage rules.

  Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a LifePath Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a LifePath Fund or the price paid or received by such Fund.

                            MANAGEMENT OF THE FUNDS

General

  The Trust has not retained the services of an investment adviser because each Fund's assets are invested in a Master Portfolio that has retained investment advisory services (see "Investment Adviser"). Each LifePath Fund bears a pro rata portion of the fees paid to the corresponding Master Portfolio.

BOARD OF TRUSTEES

  The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Trust's Trustees, except for Peter G. Gordon and Joseph
N. Hankin, are also MIP's Trustees and also serve as Directors of MasterWorks Funds Inc., another open-end investment company whose LifePath Fund series are wholly invested in the Master Portfolios. The Trust's Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, has adopted procedures to address potential conflicts of interest that may arise as a result of the structure of the Boards. Additional information regarding the Officers and Trustees of the Trust and MIP is included in the SAI under "Management of the Trust."

INVESTMENT ADVISER

  BGFA serves as investment adviser to each LifePath Master Portfolio. BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately $575 billion of assets. MIP has agreed to pay to BGFA a monthly fee at the annual rate of 0.55% of each LifePath Master Portfolio's average daily net assets as compensation for its advisory services.

  BGFA, Barclays and their affiliates may deal, trade and invest for their own account in the types of securities in which a Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Portfolio. BGFA has informed MIP that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

  Morrison & Foerster LLP, counsel to the Trust and MIP and special counsel to BGFA, has advised the Trust, MIP and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

CO-ADMINISTRATORS

  Wells Fargo Bank and Stephens serve as co-administrators to the Trust. Wells Fargo Bank and Stephens generally supervise all aspects of the operation of the Trust other than providing investment advice. The administration services provided to the LifePath Funds also include coordination of the other services provided to the LifePath Funds, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Board of Trustees and officers. Stephens also furnishes office space and certain facilities to conduct the Trust's business and compensates the Trust's Trustees, officers and employees who are affiliated with Stephens. Wells Fargo Bank and Stephens may delegate the performance of their administrative duties to third parties. In addition, except as noted below, Wells Fargo Bank and Stephens have assumed all ordinary expenses incurred by a LifePath Fund other than the fees payable by such Fund pursuant to the Trust's various service contracts. For providing co-administration services to the Trust, the Trust has agreed to pay Wells Fargo Bank and Stephens a monthly fee at the annual rate of 0.10% of each LifePath Fund's average daily net assets. Stephens previously provided substantially the same services as sole administrator to the Funds.

  Wells Fargo Bank has delegated certain of its duties as co-administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by Wells Fargo Bank for performing certain administration services.

DISTRIBUTOR


  Stephens is the distributor of the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments. Stephens does not receive a fee in connection with the distribution of the Institutional Class shares.

CUSTODIAN

  IBT acts as custodian to each Fund and Master Portfolio. The principal business address of IBT is 200 Clarendon Street, Boston, MA 02116. IBT is not entitled to receive compensation for its custodial services so long as IBT is entitled to receive compensation for providing sub-administration services. Prior to October 21, 1996, Wells Fargo Bank acted as the Funds' custodian, but was not entitled to receive compensation for its custodial services.

TRANSFER AGENT

  Wells Fargo Bank serves as the Company's transfer and dividend disbursing agent (the "Transfer Agent"). Wells Fargo Bank provides transfer agency services at 525 Market Street, San Francisco, California 94105.


MIP 12B-1 PLAN

  MIP's Board of Trustees has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan does not result in any additional expenses being borne by a Master Portfolio or a Fund. The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940 Act) on October 10, 1995. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in connection with the sale of a former affiliate of Wells Fargo Bank may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interests in such Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

EXPENSES

  Under the Co-Administration Agreement, Wells Fargo Bank and Stephens have agreed to assume the operating expenses of each LifePath Fund, except for extraordinary expenses and those fees and expenses payable pursuant to the various service contracts described above that are borne by the Trust.

                             DESCRIPTION OF SHARES

General

  Institutional Shares are no longer being offered to investors. Investors who wish to invest in the Funds may purchase Class A, Class B or Class C shares of the Funds. Investors wishing to obtain information and a prospectus describing the Class A, Class B or Class C shares or to obtain information about the Institutional Shares may call 1-800-776-0179.

STATEMENTS AND REPORTS

  The Funds, or a Shareholder Servicing Agent on their behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. The Funds do not issue share certificates. A statement with tax information for the previous year will be mailed to you each year, and also will be filed with the Internal Revenue Service ("IRS"). At least twice a year, you will receive financial statements.

                              HOW TO REDEEM SHARES

GENERAL

  You may redeem Fund shares on any day the Fund is open for business (a "Business Day"). The Fund is open for business Monday through Friday, and is closed on federal bank and NYSE holidays. The redemption price of the shares is the next determined NAV of the Institutional Class calculated after the Trust has received a redemption request in proper form.

  The Trust ordinarily remits redemption proceeds, from a Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Master Portfolio in which such Fund invests of securities owned by the Master Portfolio is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or a period during which the Securities and Exchange Commission by order permits deferral of redemptions for the protection of Fund shareholders. In addition, the Trust may defer payment of a shareholder's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten (10) days from the purchase date). Payment of redemption proceeds may be made in portfolio securities.

  All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have a Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities in cash.

  Due to the high cost of maintaining Fund accounts with small balances, the Trust reserves the right to close an investor's account and send the proceeds to such investor if the balance falls below $1,000 because of a redemption (including a redemption of Fund shares after an investor has made only the $1,000 minimum initial investment). However, investors will be given 30 days' notice to make an additional investment to increase their account balance to $1,000 or more. Plan Accounts are not subject to minimum Fund account balance requirements.

  Redemption orders that are received by the Transfer Agent before the close of regular trading on the NYSE generally are executed at the net asset value determined as of the close of regular trading on the NYSE on that day. Redemption orders that are received by the Transfer Agent after the close of trading on the NYSE are executed on the next Business Day.

BENEFIT PLANS, IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT PLANS

  Investors in these types of plans are subject to restrictions on withdrawing their money under the Code. Each type of plan has established withdrawal procedures that are disclosed to investors at the time of purchase. Investors may obtain more information by contacting their employer and/or their Shareholder Servicing Agent. The redemption procedures outlined in the remainder of this section do not apply to investors in employee benefit plans or retirement plans, nor do the minimum-balance requirements outlined above. Investors in these types of plans should contact their Shareholder Servicing Agent regarding redemption procedures applicable to them.

REDEMPTIONS BY ELIGIBLE INDIVIDUAL AND CORPORATE INVESTORS

Redemptions by Mail

  1. Write a letter of instruction. Indicate the Class and the dollar amount or number of Fund shares to be redeemed, the Fund account number and Taxpayer Identification Number ("TIN").

  2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

  3. If shares to be redeemed have a value of $5,000 or more, or redemption proceeds are to be paid to someone other than you at your address of record or your Approved Bank Account, the signature(s) must be guaranteed by an "eligible guarantor institution," which generally includes a commercial bank whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"), a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

  4. Mail the redemption letter to the Transfer Agent at the mailing address set forth under on the inside back cover of this prospectus.

  Unless other instructions are given in proper form, a check for the redemption proceeds is sent to your address of record.

Redemptions by Telephone

  Telephone redemption or exchange privileges are made available to shareholders automatically upon opening an account, unless the shareholder specifically declines the privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Trust requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

  During times of drastic economic or market conditions investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures that are available. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the NAV of the Institutional Class shares of a LifePath Fund may fluctuate.

Expedited Redemptions by Mail or Telephone

  Investors may request an expedited redemption of Fund shares by letter, in which case receipt of redemption proceeds, but not the Fund's receipt of a redemption request, would be expedited. Telephone redemption or exchange privileges were made available automatically upon the opening of an account unless you declined the privilege. Investors also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both the receipt of redemption proceeds and the Fund's receipt of a redemption request would be expedited. Investors may call 1-800-222-8222 to request expedited redemption by telephone. Investors may mail an expedited redemption request to the Transfer Agent at the mailing address set forth under "Management of the Funds Transfer Agent."

  Upon request, net redemption proceeds of expedited redemptions of $5,000 or more are wired or credited to an investor's Approved Bank Account or wired to the Selling Agent designated in the Account Application. The Trust reserves the right to impose a charge for wiring redemption proceeds. When proceeds of an expedited redemption are to be paid to someone else, to an address other than that of record, or to an Approved Bank Account or Selling Agent that has not been predesignated in the Account Application, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If an expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, redemption proceeds are transmitted to the appropriate Approved Bank Account or Selling Agent on the next Business Day (assuming the investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.

  During periods of drastic economic or market activity or changes, investors may experience problems implementing an expedited redemption by telephone. In the event investors are unable to reach the Transfer Agent by telephone, they should consider using overnight mail to implement an expedited redemption. The Trust reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

                               EXCHANGE PRIVILEGE

  The exchange privilege enables an investor to purchase, in exchange for shares of the Institutional Class of a Fund, shares of a Fund of MasterWorks Funds Inc. ("MasterWorks"), an open-end, series investment company, provided such shares are offered for sale in the investor's state of residence. Before any exchange into a fund offered by another prospectus, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained from Stephens.


  Shares are exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into a fund sold with a sales load. No fees currently are charged shareholders directly in connection with exchanges although the Trust reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal exchange fee in accordance with rules promulgated by the Securities and Exchange Commission. The Trust reserves the right to limit the number of exchanges made by a shareholder and to reject in whole or in part any exchange request when management believes that such action would be in the best interests of the Fund and its shareholders. Any such rejection will be made by management on a prospective basis only, upon notice to the shareholder given not later than 10 days following such shareholder's most recent exchange. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders.

                                  SHARE VALUE

  Net asset value ("NAV") per share is determined on each day the Fund is open as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 1:00 p.m., Pacific Time). The Funds are open on each day the NYSE is open for business (a "Business Day").

  The NAV of a share of each class of the LifePath Funds is the value of total net assets attributable to such class divided by the number of outstanding shares of that class. The value of the net assets per class is determined daily by adjusting the net assets per class at the beginning of the day by the value of each class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each class by attributing to each class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each class as appropriate. The NAV of each class of shares is expected to fluctuate daily and is expected to differ. The Master Portfolio's investments are valued each Business Day generally by using available market quotations or at fair value determined in good faith by BGFA pursuant to guidelines approved by MIP's Board of Trustees. For further information regarding the methods employed in valuing each Master Portfolio's investments, see "Determination of Net Asset Value" in the SAI.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Trust intends to qualify each Fund every year as a regulated investment company pursuant to Subchapter M of the Code as long as such qualification is in the best interest of each Fund's shareholders. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. By complying with the applicable provisions of the Code, each Fund will not be subject to federal income tax with respect to its net investment income and net realized capital gains distributed to its shareholders. Each Fund declares and pays dividends quarterly of substantially all of its net investment income. Each Fund makes distributions from any net realized gains at least once a year, in all events in a manner consistent with the provisions of the 1940 Act and the Code. No Fund will make distributions from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. Since the Trust is no longer offering Institutional Shares of the LifePath Funds for sale, dividends and distributions are automatically paid out in cash.

  Dividends and capital gain distributions have the effect of reducing the net asset value per share by the amount distributed on the record date. Although such a dividend or distribution paid to an investor on newly issued shares shortly after purchase would represent, in substance, a return of capital, the dividend or distribution would consist of net investment income or net realized capital gain and, accordingly, would be taxable to the investor.

  Dividends paid by a Fund derived from net investment income and distributions from any net realized short-term gains of such Fund generally are taxable to taxable U.S. investors as ordinary income. Distributions from any net realized long-term gains generally are taxable to taxable U.S. investors as long-term capital gain for federal income tax purposes, regardless of how long shareholders have held their shares.

  Dividends paid by a Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefits of a lower rate specified in a tax treaty. Capital gain distributions paid by a Fund to a foreign investor, as well as the proceeds of any redemptions from a foreign investor's Fund account, regardless of the extent to which gain or loss may be recognized, will generally not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies a non-U.S. residency status.

  Notice as to the tax status of an investor's dividends and capital gain distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and capital gain distributions, if any, paid during the year.

  If a shareholder fails to certify that the taxpayer identification number ("TIN") furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return, federal regulations may require the Trust to withhold ("backup withholding") and remit to the IRS 31% of taxable dividends, capital gain distributions from net realized securities gains and redemption proceeds, regardless of the extent to which gain or loss may have been realized, paid to such shareholder. Furthermore, the IRS may notify the Trust to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a tax payment on the record owner's federal income tax return.

  MIP is organized as a trust under Delaware law. Under MIP's method of operation as a partnership, MIP and each Master Portfolio is not subject to any income tax. However, each investor in a Master Portfolio is allocated its share (as determined in accordance with the governing instruments of MIP) of such Master Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder.

  It is expected that each Fund will qualify as a "regulated investment company" under Subchapter M of the Code as long as such qualification is in the best interests of its shareholders. Such qualification generally relieves the Fund of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, each Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains.

  The foregoing discussion regarding dividends, distributions, and taxes is based on tax laws and federal regulations which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations generally affecting a Fund and its shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.

                            PERFORMANCE INFORMATION

  For purposes of advertising, performance of the LifePath Funds may be calculated on the basis of average annual total return, cumulative total return and/or yield of a class of shares.

  Average annual total return of a class of shares is calculated pursuant to a standardized formula which assumes that an investment in that class of shares of the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return of a class of shares is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment in a class of shares at the end of the period. Advertisements of the performance of a class of shares of a LifePath Fund includes the Fund's average annual total return of a class of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated.

  Cumulative total return of a class of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of a class of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of a class of shares or may include the value of a hypothetical investment in a class of shares at the end of the period which assumes the application of the percentage rate of total return.

  The performance of the LifePath Funds may be advertised in terms of yield. The yield on shares of these Funds is calculated by dividing each Fund's net investment income per share earned during a specified period (usually 30 days) by its net asset value per share on the last day of such period and annualizing the result.

  Performance of a class of shares varies from time to time, and past results are no indication of future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

  Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor, Bond 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index and components thereof, IBC/Donoghue's Money Fund Report, Standard & Poor's 500 Stock Index, Wilshire 5000 Index, the Dow Jones Industrial Average, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Mutual Fund Values; Mutual Fund Forecaster, Schabacker Investment Management, Inc., Morningstar, Inc. and other industry publications.

  Total return and yield quotations are computed separately for each class of the Funds' shares. Because of the difference in fees and expenses borne by a class of shares of the Funds, the performance of each class can be expected, at any given time, to differ from the performance of another class of shares. Additional information about the performance of each Fund is contained in the Annual Report, which may be obtained free of charge by calling the Trust at 1-800-222-8222.

                              GENERAL INFORMATION

  The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated May 14, 1993. The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each LifePath Fund offers Class A, Class B and Institutional Class shares. The LifePath 2040 Fund also offers Class C shares. Each share has one vote. INSTITUTIONAL CLASS SHARES ARE NO LONGER OFFERED TO THE PUBLIC, ALTHOUGH A LIMITED NUMBER OF SUCH SHARES WERE OUTSTANDING AS OF THE DATE OF THIS PROSPECTUS.

  To date, the Board of Trustees has authorized the creation of ten separate portfolios of shares, including the five Funds offered hereby. All consideration received by the Trust for shares of one of the portfolios and all assets in which such consideration is invested belong to that portfolio (subject only to the rights of creditors of the Trust) and are subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolios. The Trust has the ability to create, from time to time, new portfolios without shareholder approval.

  Under the terms of a License Agreement between the Trust and Wells Fargo Bank, Wells Fargo Bank has granted the Trust a non-exclusive license to use the name "Stagecoach." If the License Agreement is terminated, the Trust, at the request of Wells Fargo Bank, will cease using the name "Stagecoach." BGFA has granted the Trust a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Trust, at BGFA's request, will cease using the "LifePath" name.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability is entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Trust" in the SAI, the Trust ordinarily does not hold shareholder meetings; however, shareholders under certain circumstances have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

  Each LifePath Fund currently invests all of its assets in a LifePath Master Portfolio of MIP with a corresponding investment objective. Whenever a Fund, as a Master Portfolio's interestholder, is requested to vote on matters submitted to interestholders of the Master Portfolio, the Funds will hold a meeting of its shareholders to consider such matters and the Fund will cast its votes in proportion to the votes received from Fund shareholders. Each LifePath Fund will vote Master Portfolio shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. If a Master Portfolio's investment objective or policies are changed, the corresponding LifePath Fund could subsequently change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolios and either seek a new investment company with a substantially matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.


  Investor inquiries may be made by writing to the Trust c/o Wells Fargo Bank, N.A. -- Investor Services, P.O. Box 7066, San Francisco, California 94120-9517 or by calling 1-800-222-8222.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE TRUST'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX

PORTFOLIO SECURITIES

  To the extent set forth in this Prospectus, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RISKS OF THE LIFEPATH FUNDS, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RISKS OF THE CORRESPONDING MASTER PORTFOLIOS.

  U.S. GOVERNMENT OBLIGATIONS -- The LifePath Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  SECURITIES OF NON-U.S. ISSUERS -- The Funds may invest in certain securities of non-U.S. issuers as discussed below.

  Obligations of Foreign Governments, Supranational Entities and Banks -- Each
  --------------------------------------------------------------------
LifePath Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

  Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

  Foreign Equity Securities and Depositary Receipts -- Each LifePath Fund's
  -------------------------------------------------
assets may be invested in equity securities of foreign issuers and in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers.

  ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each LifePath Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

  FLOATING- AND VARIABLE-RATE OBLIGATIONS -- Each LifePath Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

  MORTGAGE-RELATED SECURITIES -- Each LifePath Fund may invest in mortgage-related securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates).

  GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government). FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

  FUTURES CONTRACTS AND OPTIONS TRANSACTIONS -- Each LifePath Fund may use futures as a substitute for a comparable market position in the underlying securities.

  A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

  Although each of the indicated Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash margin payments.

  Stock Index Futures and Options on Stock Index Futures -- Each LifePath Fund
  ------------------------------------------------------
may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

  Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts
  ------------------------------------------------------------------------------
-- Each LifePath Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

  Interest-Rate and Index Swaps -- Each LifePath Fund may enter into interest-
  -----------------------------
rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

  The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that a Fund contractually is entitled to receive.

  Foreign Currency and Futures Transactions -- Foreign currency transactions may
  -----------------------------------------
occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive a LifePath Fund of unrealized profits or force such Fund to cover its commitments for purchase or resale, if any, at the current market price.

  Each LifePath Fund may combine forward currency exchange contracts with investments in securities denominated in other currencies.

  Each LifePath Fund also may maintain short positions in forward currency exchange transactions, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Fund contracted to receive in the exchange.

  Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a LifePath Fund might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Fund to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments.

  INVESTMENT COMPANY SECURITIES -- Each Master Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which the Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Fund may also purchase shares of exchange listed closed-end funds.

  ILLIQUID SECURITIES -- Each LifePath Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS -- Each LifePath Fund may invest in the following high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA or Wells Fargo Bank; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

  Bank Obligations -- Each Fund may invest in bank obligations, including
  ----------------
certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

  Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

  Commercial Paper and Short-Term Corporate Debt Instruments -- Each Fund may
  ----------------------------------------------------------
invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

  Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser and/or sub-adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

  Repurchase Agreements -- Each Fund may enter into repurchase agreements
  ---------------------
wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

  FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS -
- Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

  BORROWING MONEY -- As a fundamental policy, each Fund is permitted to borrow to the extent permitted under the 1940 Act. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any investments.

  LOANS OF PORTFOLIO SECURITIES -- Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are market-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker.

  CONVERTIBLE SECURITIES -- Each LifePath Fund may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

  In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  RATINGS -- The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also evaluates such obligations and the ability of their issuers to pay interest and principal. Each Fund relies on BGFA's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events.

CERTAIN FUNDAMENTAL POLICIES

  Each Fund and Master Portfolio may (i) borrow money to the extent permitted under the 1940 Act; (ii) invest up to 5% of its total assets in the obligations of any single issuer, except that up to 25% of the value of the total assets of such Fund or Master Portfolio may be invested and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in the securities of issuers in a particular industry or group of closely related industries, provided there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Fund or Master Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. See "Investment Objectives and Management Policies -- Investment Restrictions" in the SAI.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES


  Each Fund and Master Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objectives and Management Policies -- Investment Restrictions" in the SAI.

                        DISTRIBUTOR AND CO-ADMINISTRATOR

                                 Stephens Inc.
                             Little Rock, Arkansas

                               INVESTMENT ADVISER

                         Barclays Global Fund Advisors
                           San Francisco, California

                               CO-ADMINISTRATOR,

                     TRANSFER AND DIVIDEND DISBURSING AGENT

                             Wells Fargo Bank, N.A.
                           San Francisco, California

                                   CUSTODIAN

                         Investors Bank & Trust Company
                             Boston, Massachusetts

                                 LEGAL COUNSEL

                            Morrison & Foerster LLP
                                Washington, D.C.

                              INDEPENDENT AUDITORS

                             KPMG Peat Marwick LLP
                           San Francisco, California

              FOR MORE INFORMATION ABOUT THE FUNDS WRITE OR CALL:

                                Stagecoach Funds
                  c/o Wells Fargo Bank, N.A. -- Transfer Agent
                               525 Market Street
                        San Francisco, California 94105
                                 1-800-776-0179

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                STAGECOACH TRUST
                           Telephone:  1-800-643-9691

                      STATEMENT OF ADDITIONAL INFORMATION
                                  July 1, 1998

                              LIFEPATH 2000/TM/ FUND
                              LIFEPATH 2010/TM/ FUND
                              LIFEPATH 2020/TM/ FUND
                              LIFEPATH 2030/TM/ FUND
                              LIFEPATH 2040/TM/ FUND

                          Class A, Class B and Class C

  Stagecoach Trust (the "Trust") is an open-end management investment company. This Statement of Additional Information ("SAI"), contains additional information about the LIFEPATH 2000, LIFEPATH 2010, LIFEPATH 2020, LIFEPATH 2030 and LIFEPATH 2040 FUNDS. Each Fund offers Class A and Class B shares. The LifePath 2040 Fund also offers Class C shares.

  This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, also dated July 1, 1998, as it may be revised from time to time. A copy of the Funds' Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens") at 111 Center Street, Little Rock, Arkansas 72201, or by calling at 1-800-643-9691.

  As described in the Prospectus, each Fund invests all of its assets in a separate master portfolio (each, a "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end, series investment company. Each Fund has the same investment objective as the corresponding Master Portfolio. Barclays Global Fund Advisors ("BGFA") serves as investment adviser to each Master Portfolio. References to the investments, investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

                               TABLE OF CONTENTS



                                                                                      PAGE
                                                                                    ---------
Historical Fund Information.......................................................          1
Investment Restrictions...........................................................          2
Additional Permitted Investment Activities........................................          4
Risk Factors......................................................................         19
Management........................................................................         21
Management Arrangements...........................................................         24
Performance Calculations..........................................................         30
Determination of Net Asset Value..................................................         36
Additional Purchase and Redemption Information....................................         37
Federal Income Taxes..............................................................         38
Capital Stock.....................................................................         43
Portfolio Transactions............................................................         46
Information About the Funds.......................................................         48
Counsel...........................................................................         48
Independent Auditors..............................................................         49
Financial Information.............................................................         49
Appendix..........................................................................        A-1

                          HISTORICAL FUND INFORMATION

  The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated May 14, 1993. The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each LifePath Fund of the Trust offers Class A, Class B and Institutional Class shares. The LifePath 2040 Fund also offers Class C shares. Each share has one vote. Institutional Class shares are no longer offered to the public, although a limited number of such shares were outstanding as of the date of this Prospectus.

  Under the terms of a License Agreement between the Trust and Wells Fargo Bank, Wells Fargo Bank has granted the Trust a non-exclusive license to use the name "Stagecoach." If the License Agreement is terminated, the Trust, at the request of Wells Fargo Bank, will cease using the name "Stagecoach."

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee.
The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability is entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Trust" in the SAI, the Trust ordinarily does not hold shareholder meetings; however, shareholders under certain circumstances have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

  Each LifePath Fund currently invests all of its assets in a LifePath Master Portfolio of MIP with a corresponding investment objective. Whenever a Fund, as a Master Portfolio's interestholder, is requested to vote on matters submitted to interestholders of the Master Portfolio, the Funds will hold a meeting of its shareholders to consider such matters and the Fund will cast its votes in proportion to the votes received from Fund shareholders. Each LifePath Fund will vote Master Portfolio shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. If a Master Portfolio's investment objective or policies are changed, the corresponding LifePath Fund could subsequently change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolios and either seek a new investment company with a substantially matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Policies
-------------------------------

  Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a corresponding master portfolio of Master Investment Portfolio ("MIP"), with a substantially similar investment objective and policies. Each Fund has adopted the following fundamental investment restrictions, which can not be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

  The LifePath Funds may not:

  (1) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations;

  (2) invest in commodities, except that each Fund or Master Portfolio may purchase and sell (i.e., write) options, forward contracts, and futures contracts, including those relating to indices and options on futures contracts or indices;

  (3) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund or Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate;

  (4) borrow money, except as permitted by applicable law (for purposes of this investment restriction, a Fund's or Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund or Master Portfolio as described in "Risk Factors" below);

  (5) make loans, except as permitted by applicable law, including through the purchase of debt obligations and the entry into repurchase agreements, each Fund or Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets;

  (6) underwrite securities of other issuers, except to the extent that the purchase of securities directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

  (7) invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that, in the case of each Fund or Master Portfolio, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

  (8) issue senior securities, except as permitted by applicable law;

  (9) purchase securities on margin, but each Fund or Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

  (10) make investments for the purpose of exercising control or management.

  Non-Fundamental Investment Policies
  -----------------------------------

  The Funds have adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without shareholder approval.

  (1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

  (2) The Funds may not invest or hold more than 15% of their respective net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

  (3) The Funds may lend portfolio securities to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the respective Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

  The Funds do not invest in the following types of derivatives that generally are considered to be potentially volatile: capped floaters, leveraged floaters, range floaters, dual index floaters or inverse floaters. Additionally, the Funds will not invest in securities whose interest rate reset provisions materially lag short-term interest rates, such as Cost of Funds Index Floaters or other derivative instruments the Funds consider to have the potential for excessive volatility.

  The LifePath Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.

  Set forth below are descriptions of certain investments and additional investment policies of the Funds.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

  Bank Obligations.
  ----------------

  The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

  Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

  Fixed-Income Securities.
  -----------------------

  Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities.
The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular LifePath Master Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the LifePath Master Portfolio, such as those rated "Baa" by Moody's and "BBB" by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a LifePath Master Portfolio is downgraded to a rating below investment grade, such Master Portfolio may continue to hold the security until such time as BGFA determines it to be advantageous for the LifePath Master Portfolio to sell the security. If such a policy would cause a LifePath Master Portfolio to have 5% or more of its net assets invested in securities that have been downgraded below investment grade, the Master Portfolio promptly would seek to dispose of such securities in an orderly manner.

  Floating- and Variable-Rate Obligations.
  ---------------------------------------

  The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

  Foreign Currency Transactions.
  -----------------------------

  The Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

  Because the Balanced and Equity Value Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

  Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.
  ----------------------------------------------------------------------------

  Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

  Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

  Futures Contracts.
  -----------------

  The LifePath Master Portfolios may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Master Portfolio invests. In managing their cash flows, these Master Portfolios also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. At the time it enters into a futures transaction, a Master Portfolio is required to make a performance deposit

(initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

  A Master Portfolio may engage only in futures contract transactions involving
(i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Master Portfolio; (ii) the purchase of a futures contract when such Master Portfolio hold a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

  If a Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, a Master Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The LifePath Master Portfolios expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

  Transactions by a Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

  In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolios will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of

CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

  Future Developments.
  -------------------

  Each LifePath Master Portfolio may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a LifePath Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, a LifePath Master Portfolio would provide appropriate disclosure in its Prospectus or this SAI.

  Loans of Portfolio Securities.
  -----------------------------

  Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

  A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

  Money Market Instruments and Temporary Investments.
  --------------------------------------------------

  The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

  Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

  Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

  A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

  Mortgage-Related Securities.
  ---------------------------

  The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association (" FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

  There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that the advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

  Nationally Recognized Statistical Ratings Organizations.
  -------------------------------------------------------

  The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

  The payment of principal and interest on debt securities purchased by the Balanced and Equity Value Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

  Options Trading.
  ---------------

  The Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

  Call and Put Options on Specific Securities. The Funds may invest in call and put options on a specific security. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period.
Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

  The Funds may write covered call option contracts and secured put options as BGFA deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25%. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

  Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

  Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

  The Funds may also write covered call and secured put options from time to time as the advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

  The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

  A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

  When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

  There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  The Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

  The Funds may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

  Stock Index Options. The Funds may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 25% of the value of its net assets.

  The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

  Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

  A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

  Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, a Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, a Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

  The Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

  BGFA expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

  The Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

  Other Asset-Backed Securities.
  -----------------------------

  The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

  Other Investment Companies.
  --------------------------

  The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

  Privately Issued Securities.
  ---------------------------

  The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment advisor, under guidelines approved by Board of Directors of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

  U.S. Government Obligations.
  ---------------------------

  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Warrants.
  --------

  Each LifePath Master Portfolio may invest generally up to 5% of its net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.


                                  RISK FACTORS

  Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

  The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

  The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in market interest-rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable and floating-rate features.

  Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

  There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

  Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

  Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

  The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

  There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.


                                   MANAGEMENT

  The following information supplements and should be read in conjunction with the Prospectus section entitled "Organization and Management of the Funds." Trustees and officers of the Trust, together with information as to their principal occupations during at least the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees who are deemed to be an "interested person" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                            Principal Occupations
Name, Address and Age                     Position                           During Past 5 Years
-----------------------------------  -------------------  ----------------------------------------------------------
Jack S. Euphrat, 75                     Trustee                  Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                     Trustee,                 Executive Vice President of Stephens,
                                        Chairman                 Manager of Financial Services Group,
                                        and President            President of Stephens Insurance Services Inc.;
                                                                 Senior Vice President of Stephens Sports Management Inc.;
                                                                 and President of Investors Brokerage Insurance Inc.

                                                                            PRINCIPAL OCCUPATIONS
Name, Address and Age                     Position                           During Past 5 Years
-----------------------------------  -------------------  ----------------------------------------------------------
Thomas S. Goho, 55                      Trustee                  Associate Professor of Finance,
P.O. Box 7285                                                    Calloway School of Business and Accounting at
Reynolds Station                                                 Wake Forest University since 1982.
Winston-Salem, NC 27109

Peter G. Gordon, 54                     Trustee                  Chairman and Co-Founder of Crystal Geyser Water Company
Crystal Geyser Water Co.                                         and President of Crystal Geyser Roxane Water Company
55 Francisco Street                                              since 1977.
San Francisco, CA  94133


Joseph N. Hankin, 57                    Trustee                  President of Westchester Community College since 1971;
75 Grasslands Road                                               Adjunct Professor of Columbia University Teachers College
Valhalla, NY  10595                                              since 1976.
(appointed as of September 6, 1996


*W. Rodney Hughes, 71                   Trustee                  Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                    Trustee                  Private Investor; Chairman of Home Account Network, Inc.;
4 Beaufain Street                                                Real Estate Developer; Chairman of Renaissance Properties
Charleston, SC 29401                                             Ltd., President of Morse Investment Corporation; and
                                                                 Co-Managing Partner of Main Street Ventures.


Richard H. Blank, Jr., 41               Chief Operating          Vice-President of Stephens Inc.; Director of Stephens
                                        Officer, Secretary       Sports Management Inc.; and Director of Capo Inc.
                                        and Treasurer

                               Compensation Table
                  For the Fiscal Year-ended February 28, 1997

                               Aggregate                    Total Compensation
                              Compensation                    from Registrant
Name and Position            from Registrant                  and Fund Complex
-----------------------  --------------------------  -------------------------------------
Jack S. Euphrat                       0                                $33,750
     Trustee
R. Greg Feltus                        0                                      0
     Trustee
Thomas S. Goho                        0                                $33,750
     Trustee
Peter G. Gordon                       0                                      0
     Trustee

                               Aggregate                    Total Compensation
                              Compensation                    from Registrant
Name and Position            from Registrant                  and Fund Complex
-----------------------  --------------------------  -------------------------------------
Joseph N. Hankin                      0                                $26,250
     Trustee
W. Rodney Hughes                      0                                $27,750
     Trustee
Robert M. Joses                       0                                $33,750
     Trustee
J. Tucker Morse                       0                                $27,750
     Trustee


  As of January 1, 1998, Peter G. Gordon replaced Robert H. Joses on the Board of Trustees.

  Trustees of the Trust are compensated annually by the Trust and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trust, Stagecoach Funds, Inc. and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Trustees and Officers of the Trust serves in the identical capacity as trustees and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Trustees are compensated by other companies and trusts within a fund complex for their services as Directors to such companies and trusts. Currently the Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of each fund complex.

  As the date of this SAI, the Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

  MASTER/FEEDER STRUCTURE. Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a corresponding LifePath Master Portfolio of MIP. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Organization and Management of the Funds" in the Prospectus for additional description of the Funds' and Master Portfolios' expenses and management.

  Each Fund may withdraw its investment in the corresponding Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon such withdrawal, the Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

  The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives" and "Investment Policies" in the Prospectus. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

  Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. Each Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objectives and Policies" in the Prospectus for additional information regarding the Funds' and the Master Portfolios' investment objectives and policies.


                            MANAGEMENT ARRANGEMENTS

  Investment Adviser. BGFA provides investment advisory services to each
  ------------------
LifePath Master Portfolio. For providing investment advisory services, BGFA is entitled to receive a monthly fee of 0.55% of each LifePath Master Portfolio's average daily net assets. The Master Portfolios' Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's

Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable Advisory Contract is terminable without penalty, on 60 days' written notice, by either party and will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

  BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA") with and into an affiliate of Wells Fargo Institutional Trust Company ("WFITC"), the former custodian to the Funds. BGFA is now a subsidiary of WFITC which, effective January 1, 1996, changed its name to Barclays Global Investors, N.A. ("BGI").

  For the period beginning January 1, 1996 and ended February 29, 1996, and for the fiscal years-ended February 28, 1997 and February 28, 1998, the advisory fees paid to BGFA by the corresponding Master Portfolio of each LifePath Fund is shown below.

                                                           Fiscal Year -           Fiscal Year -
                                      1/1/96- 2/29/96      Ended 2/28/97           Ended 2/28/98
                                     ----------------  ----------------------  ----------------------
 Master Portfolio
-------------------------
LifePath 2000 Master                 $         99,511              $  689,347              $  689,347
 Portfolio
LifePath 2010 Master                 $         86,919              $  757,505              $  757,505
 Portfolio
LifePath 2020 Master                 $        141,075              $1,149,160              $1,149,160
 Portfolio
LifePath 2030 Master                 $         93,240              $  714,647              $  714,647
 Portfolio
LifePath 2040 Master                 $        148,324              $1,154,337              $1,154,337
 Portfolio

  Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank") provided investment advisory services to each Master Portfolio.

  For the fiscal year-ended February 28, 1995 and the period beginning March 1, 1995 and ended December 31, 1995, the advisory fees paid to Wells Fargo Bank by the corresponding Master Portfolio of each LifePath Fund is shown below.

                                Fiscal Year -                     3/31/95-
  Master Portfolio              Ended 2/28/95                     12/31/95
-------------------------  -----------------------   -------------------------
LifePath 2000 Master                  $217,676              $ 363,537
 Portfolio
LifePath 2010 Master                  $158,218              $ 312,434
 Portfolio
LifePath 2020 Master                  $252,413              $ 520,296
 Portfolio
LifePath 2030 Master                  $156,397              $ 343,850
 Portfolio
LifePath 2040 Master                  $189,121              $ 503,315
 Portfolio

  SUB-INVESTMENT ADVISER. Prior to January 1, 1996 WFNIA provided sub-investment
  ----------------------
advisory services to each Master Portfolio. As of January 1, 1996, the Funds, no longer retain a sub-investment adviser.

  For the fiscal year-ended February 28, 1995 and for the period beginning March 1, 1995 and ended December 31, 1995, Wells Fargo Bank paid sub-advisory fees to WFNIA as follows:

                               Fiscal Year -                        3/1/95 -
Master Portfolio               Ended 2/28/95                        12/31/95
-----------------------  --------------------------                ---------
LifePath 2000 Master                       $159,494                $ 261,344
 Portfolio
LifePath 2010 Master                       $115,647                $ 224,903
 Portfolio
LifePath 2020 Master                       $184,341                $ 374,802
 Portfolio
LifePath 2030 Master                       $114,426                $ 247,703
 Portfolio
LifePath 2040 Master                       $138,511                $ 361,673
 Portfolio


  CO-ADMINISTRATORS. The Trust has engaged Wells Fargo Bank and Stephens to
  -----------------
provide certain administration services. Pursuant to a Co-Administration Agreement with the Trust, Wells Fargo Bank and Stephens provide as administrative services, among other things: (i) general supervision of the operation of the Trust and the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Stephens also furnishes office space and certain facilities required for conducting the business of the Trust together with those ordinary clerical and bookkeeping services that are not being furnished by the Trust's investment adviser. Stephens also pays the compensation of the Trust's Trustees, Officers and employees who are affiliated with Stephens. For providing such services, Wells Fargo Bank and Stephens are entitled to a combined all-in fee of 0.10% of each Funds average daily net assets. Wells Fargo Bank has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services in connection with its co-administration services to the Trust. Prior to February 1, 1997, Stephens served as sole administrator to the Trust.

  For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the Funds paid administration and co-administration fees to Stephens as follows:

                   FYE                  FYE                  FYE
                 2/29/95               2/29/96             2/28/97
Fund            Fees Paid            Fees Paid            Fees Paid
----------  ------------------  --------------------  ------------------
LifePath              $ 39,834              $ 84,548            $ 92,243
 2000 Fund
LifePath              $ 28,945              $ 72,832            $ 81,180
 2010 Fund
LifePath              $ 46,153              $120,505            $135,162
 2020 Fund
LifePath              $ 28,565              $ 79,564            $ 89,938
 2030 Fund
LifePath              $ 34,460              $118,468            $164,384
 2040 Fund


  For the period beginning February 1, 1997 and ended February 28, 1997, the Funds paid administration fees to Well Fargo Bank and for the fiscal year-ended February 28, 1998, the Funds paid administration fees to Wells Fargo Bank and Stephens as follows:

                                                        Fiscal Year
                                                       Ended 2/28/98
                         2/1/97-2/28/97                  Fees Paid
                                                 -------------------------
Fund                       Fees Paid             Wells Fargo      Stephens
-------------------  --------------------------  -------------------------
LifePath 2000 Fund          $39,834
LifePath 2010 Fund          $28,945
LifePath 2020 Fund          $46,153
LifePath 2030 Fund          $28,565
LifePath 2040 Fund          $34,460


  Under the Co-Administration Agreement, Wells Fargo Bank and Stephens have agreed to assume the operating expenses of each LifePath Fund and a pro rata share of the operating expenses of each LifePath Master Portfolio, except for advisory fees, expenses in connection with securities purchases, sales or other related transactions, extraordinary expenses and fees and expenses payable pursuant to certain service contracts, as described in the Prospectus.

  DISTRIBUTION PLANS. The following information supplements and should be read
  ------------------
in conjunction with the Prospectus Section entitled "Operation and Management of the Funds -- Distributor."

  As indicated in the Prospectus, Class A, Class B and Class C shares of the LifePath Funds have each adopted a Distribution Plan (the "Plans") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. The Plans were adopted by the Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees").

  Under the Plans and pursuant to a Distribution Agreement with Stephens, the Funds may pay the Distributor, as compensation for distribution-related services, monthly fees at annual rates of up to 0.25% of the average daily net assets of the Class A shares of each Fund and 0.75% of the average daily net assets of the Class B and Class C shares of each Fund offering such shares. The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of a Fund's shares attributable to them. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

  Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Qualified Trustees. Any Distribution Agreement related to the Plans also must be approved by such vote of the Trustees and the

Qualified Trustees. The Distribution Agreement terminates automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund involved. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund involved, and no material amendments to the Plans may be made except by a majority of both the Trustees of the Trust and the Qualified Trustees.

  Each Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

  For the fiscal year-ended February 28, 1998, the Class A and Class B shares of the Funds paid to Stephens as compensation for distribution related services the amounts shown below. All of the compensation to underwriters was retained by Wells Fargo Securities Inc.

                                               Printing &
                                                 Mailing        Marketing        Compensation to
Fund                            Total         Prospectuses      Brochures          Underwriters
------------------------  ----------------- ----------------- --------------  ----------------------

LifePath 2000 Fund                                 N/A             N/A
   Class A                        $                                                     $
   Class B                        $                                                     $
LifePath 2010 Fund                                 N/A             N/A
   Class A                        $                                                     $
   Class B                        $                                                     $
LifePath 2020 Fund                                 N/A             N/A
   Class A                        $                                                     $
   Class B                        $                                                     $
LifePath 2030 Fund                                 N/A             N/A
   Class A                        $                                                     $
   Class B                        $                                                     $
LifePath 2040 Fund                                 N/A             N/A
   Class A                        $                                                     $
   Class B                        $                                                     $


  SHAREHOLDER SERVICES AGREEMENT. Wells Fargo Bank acts as the shareholder
  ------------------------------
servicing agent ("Agent") for Class A, Class B and Class C shares of the Funds pursuant to a Shareholder Servicing Agreement and the related Shareholder Servicing Plans. Wells Fargo Bank, as Agent, has agreed to perform certain shareholder liaison services such as answering shareholder inquiries regarding account status and history, and the manner in which purchases, exchanges and redemptions of Fund shares may be made. For the services provided pursuant to a Shareholder Servicing Agreement, shareholder servicing agents are entitled to receive a monthly fee at the annual rate of up to 0.20% of the average daily value of each Fund's shares beneficially owned by customers of the Shareholder Servicing Agent.

  For the fiscal year-ended February 28, 1998, Class A and Class B shares of the Funds paid shareholder servicing fees to Wells Fargo Bank as follows:

                       Fees Paid             Fees Paid
Fund                    Class A               Class B
--------              --------------      --------------
LifePath 2000 Fund        $                     $
LifePath 2010 Fund        $                     $
LifePath 2020 Fund        $                     $
LifePath 2030 Fund        $                     $
LifePath 2030 Fund        $                     $

  SELLING GROUP AGREEMENT. Wells Fargo Securities Inc., ("WFSI") an interested
  -----------------------
person (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a Selling Agent for Class A, Class B and Class C shares of the Funds pursuant to a Selling Group Agreement with Stephens authorized pursuant to the Shareholder Servicing Plans. As a Selling Agent, WFSI has an indirect financial interest in the operation of the Plans. The Board of Trustees believes that it is reasonably likely that the Plans will benefit the Funds and their shareholders because the Plans authorize the relationship with WFSI, and WFSI has previously developed distribution channels and relationships with the types of business and corporate customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board of Trustees to be responsible for significantly increased Fund assets and corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

  CUSTODIAN. IBT currently acts as custodian to each Fund and Master Portfolio.
  ---------
The principal business address of IBT is 200 Clarendon Street, Boston, MA 02116. IBT is not entitled to receive a fee for providing custodial services so long as it is entitled to receive fees from Wells Fargo Bank for providing sub-administration services to the Funds. The custodian, among other things, maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds. IBT will also act as securities lending agent on behalf of the Funds. Prior to October 21, 1996, BGI was custodian of each Fund's investments. For its services as custodian, BGI was not entitled to receive a fee so long as BGFA received fees for providing advisory services to the Master Portfolios.

  TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as the Trust's
  --------------------------------------
transfer and dividend disbursing agent and performs such services at 525 Market Street, San Francisco, California 94163. Wells Fargo Bank is entitled to receive from the Trust for its services as transfer and dividend disbursing agent, a monthly fee at the annual rate of 0.10% of each Fund's average daily net assets.

  For the fiscal year-ended February 28, 1998, the Trust paid dividend disbursing agency fees to Wells Fargo Bank as follows:

FUND                             Fees Paid
-----------------------  --------------------------
LifePath 2000 Fund                   $
LifePath 2010 Fund                   $
LifePath 2020 Fund                   $
LifePath 2030 Fund                   $
LifePath 2040 Fund                   $


                            PERFORMANCE CALCULATIONS

  The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

  In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

  Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

  Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

  AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
  ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

     Average Annual Total Return for the Applicable Period Ended February 28,
     ------------------------------------------------------------------------
1998/1/
----

                                                                         Five          Three          One
                                                      Inception/2/       Year           Year          Year
                                                    --------------  --------------  ------------  ------------
LifePath 2000
  Class A                                                   11.76%          12.35%        13.42%        18.79%
  Class B*                                                  11.82%          12.54%        13.96%        19.57%
LifePath 2010
  Class A                                                   16.15%            N/A         20.24%        22.31%
  Class B*                                                  16.37%            N/A         21.05%        23.26%
LifePath 2020
  Class A                                                   15.82%          20.31%        22.28%        36.62%
  Class B*                                                  15.91%          20.63%        23.06%        38.40%
LifePath 2030
  Class A                                                   15.57%          15.85%        21.29%        23.57%
  Class B*                                                  15.74%          16.22%        22.13%        24.41%
LifePath 2040
  Class A                                                   38.80%            N/A           N/A         18.74%
  Class B*                                                  39.99%            N/A           N/A         19.53%
  Class C**                                                 40.53%            N/A           N/A         23.53%

---------------
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: LifePath 2000 ___________ __, 19__; LifePath 2010 ___________ __, 19__; LifePath 2020 ___________ __, 19__; LifePath 2030
     ___________ __, 19__; LifePath 2040 ___________ __, 19__. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

/3/  Performance shown is for the applicable period ended June 30, 1997.

*    Class B shares commenced operations on March 3, 1998.

  CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
  -----------------------
each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all

Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

  Cumulative Total Return for the Applicable Period Ended September 30, 1997/1/
  --------------------------------------------------------------------------

                                                                         Five          Three
                                                      Inception/2/       Year           Year
                                                    --------------  --------------  ------------
LifePath 2000
  Class A                                                  123.89%          78.88%        45.89%
  Class B                                                  124.85%          80.50%        48.01%
LifePath 2010
  Class A                                                  107.48%            N/A         73.85%
  Class B                                                  110.74%            N/A         77.36%
LifePath 2020
  Class A                                                  190.01%         152.03%        82.85%
  Class B                                                  191.59%         155.48%        86.36%
LifePath 2030
  Class A                                                  182.18%         108.71%        78.43%
  Class B                                                  185.10%         112.02%        82.18%
LifePath 2040
  Class A                                                  160.21%            N/A           N/A
  Class B                                                  166.77%            N/A           N/A
  Class C                                                  169.77%            N/A         23.53%

---------------
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: LifePath 2000 ___________ __, 19__; LifePath 2010 ___________ __, 19__; LifePath 2020 ___________ __, 19__; LifePath 2030
     ___________ __, 19__; LifePath 2040 ___________ __, 19__. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

/3/  Performance shown is for the applicable period ended June 30, 1997.

  From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the

Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

  Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

  The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the
Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

  In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

  The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

  From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

  The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.

  The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account,

Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

  The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

  The securities of the LifePath Master Portfolios, including covered call options written by a LifePath Master Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by consideration of other factors by or under the direction of MIP's Board of Trustees or its delegates. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees.

  Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of MIP's Board of Trustees or its delegates. MIP's Board of Trustees reviews the method of valuation on a current basis. Restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if BGFA believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of MIP's Board of Trustees or its delegates.

  Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley Capital International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by BGFA. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by a LifePath Master Portfolio. In addition, foreign securities held by a LifePath Master Portfolio may be traded actively in securities markets which are open for trading on days when the Master Portfolio does not determine its net asset value. Accordingly, there may be occasions when a LifePath Master Portfolio does not calculate its net asset value but when the value of such Master Portfolio's portfolio securities is affected by such trading activity.

  Fixed-income securities are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by MIP's Board of Trustees. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by MIP's officers under the general supervision of MIP's Board of Trustees.

  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each LifePath Master Portfolio's shares.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

  Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

  Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                              FEDERAL INCOME TAXES

  The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

  General.  The Company intends to qualify each Fund as a regulated investment
  -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

  Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

  The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

  In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

  Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund (other
  ----------
than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

  Taxation of Fund Investments.  Except as provided herein, gains and losses on
  ----------------------------
the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

  Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

  If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

  Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

  Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

  Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

  If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

  If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

  Foreign Taxes.  Income and dividends received by a Fund from sources within
  -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

  Capital Gain Distributions.  Distributions which are designated by a Fund as
  --------------------------
capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

  The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

  Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by Section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

  Disposition of Fund Shares.  A disposition of Fund shares pursuant to
  --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

  If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

  If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

  Federal Income Tax Rates.  As of the printing of this SAI, the maximum
  ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  Corporate Shareholders.  Corporate shareholders of the Funds may be eligible
  ----------------------
for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A Fund's distribution attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to the dividends.

  Backup Withholding.  The Company may be required to withhold, subject to
  ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

  Foreign Shareholders.  Under the Code, distributions of net investment income
  --------------------
by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

  New Regulations.  On October 6, 1997, the Treasury Department issued new
  ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

  Tax-Deferred Plans.  The shares of the Funds are available for a variety of
  ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

  Other Matters.  Investors should be aware that the investments to be made by a
  -------------
Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

  The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.


                                 CAPITAL STOCK

  As of May 30, 1997, the shareholders identified below were known by the Trust to own 5% or more of a LifePath Fund or 5% or more of the Class A, Class B and Class C shares of a LifePath Fund's outstanding shares in the following capacity:

                                         Name and Address           Percentage   Percentage    Capacity
Name of Fund                              of Shareholder             of Class      of Fund      Owned
-----------------------------   ----------------------------------  -----------  -----------  ----------
LifePath 2000                      Wells Fargo Bank                 15.61%       15.61%       Record
Class A                            FBO Retirement Plans Omnibus
                                   P.O. Box 63015
                                   San Francisco, CA  94163

LifePath 2000                      Stephens Inc.                      100%       N/A          Record
Class B                            111 Center Street
                                   Little Rock, AR  72201

LifePath 2010                      Wells Fargo Bank                 26.91%       26.75%       Record
Class A                            FBO Retirement Plans Omnibus
                                   P.O. Box 63015
                                   San Francisco, CA  94163

LifePath 2010                      Dorothy J. Duncan                 5.70%       N/A          Beneficial
Class B                            11707 Judy Ave.
                                   Bakersfield, CA  93312

                                         Name and Address           Percentage   Percentage    Capacity
Name of Fund                              of Shareholder             of Class      of Fund      Owned
-----------------------------   ----------------------------------  -----------  -----------  ----------

LifePath 2010                      Stephens Inc.                     7.15%       N/A          Record
Class B                            FBO Account 77379072
                                   P.O. Box 34127
                                   Little Rock, AR  72203

LifePath 2010                      Stephens Inc.                    11.39%       N/A          Record
Class B                            FBO Account 74037384
                                   P.O. Box 34127
                                   Little Rock, AR  72203

LifePath 2010                      Stephens Inc.                    14.47%       N/A          Record
Class B                            FBO Account 76167325
                                   P.O. Box 34127
                                   Little Rock, AR  72203

LifePath 2020                      Wells Fargo Bank                 32.09%       31.71%       Record
Class A                            FBO Retirement Plans Omnibus
                                   P.O. Box 63015
                                   San Francisco, CA  94163

LifePath 2020                      Herman Goldstein                  6.97%       N/A          Beneficial
Class B                            150 Font Blvd. Apt. 5-L
                                   San Francisco, CA  94132

LifePath 2020                      Fred S. and Barbara J. Holmes    24.66%       N/A          Beneficial
Class B                            801 A Street
                                   Taft, CA  93268

LifePath 2030                      Wells Fargo Bank                 35.25%       34.72%       Record
Class A                            FBO Retirement Plans Omnibus
                                   P.O. Box 63015
                                   San Francisco, CA  94163

LifePath 2030                      Stephens Inc.                     6.88%       N/A          Record
Class B                            FBO Account 75910760
                                   P.O. Box 34127
                                   Little Rock, AR 72203

LifePath 2030                      Stephens Inc.                     8.17%       N/A          Record
Class B                            FBO Account 75922715
                                   P.O. Box 34127
                                   Little Rock, AR  72203

LifePath 2030                      Nirmal S. Gill                    8.21%       N/A          Beneficial
Class B                            3404 McKee Road
                                   Bakersfield, CA  93313

LifePath 2030                      Fred S. and Barbara J. Holmes     9.17%       N/A          Beneficial
Class B                            801 A Street
                                   Taft, CA  93268

                                         Name and Address           Percentage   Percentage    Capacity
Name of Fund                              of Shareholder             of Class      of Fund      Owned
-----------------------------   ----------------------------------  -----------  -----------  ----------

LifePath 2030                      Stephens Inc.                    38.98%       N/A          Beneficial
Institutional Class                111 Center Street
                                   Little Rock, AR  72201

LifePath 2030                      Charles Schwab & Co, Inc.        61.02%       N/A          Record
Institutional Class                Special Custody A/C FEBO
                                   Customers
                                   101 Montgomery Street
                                   San Francisco, CA  94104

LifePath 2040                      Wells Fargo Bank                 38.05%       37.52%       Record
Class A                            FBO Retirement Plans Omnibus
                                   P.O. Box 63015
                                   San Francisco, CA  94163

LifePath 2040                      Stephens Inc.                     6.77%       N/A          Beneficial
Class B                            FBO Account  74023594
                                   P.O. Box 34127
                                   Little Rock, AR  72203

LifePath 2040                      Stephens Inc.                    80.22        N/A          Beneficial
Class C                            111 Center Street
                                   Little Rock, AR  72201

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                             PORTFOLIO TRANSACTIONS

  Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

  Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

  Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIP are prohibited from dealing with MIP as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

  MIP has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIP's Board of Trustees, BGFA, as adviser, is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is MIP's policy to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

  In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer which furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

  Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

  BROKERAGE COMMISSIONS. For the fiscal years-ended February 29, 1996, February
  ---------------------
28, 1997 and February 28, 1998, the corresponding Master Portfolio of each LifePath Fund paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.

                                                                Commissions Paid
Master Portfolio                                     1996              1997              1998
--------------------------------------------  ------------------  ---------------  ----------------
LifePath 2000 Master Portfolio                           $ 8,311          $ 3,639         $
LifePath 2010 Master Portfolio                           $12,053          $ 8,837         $
LifePath 2020 Master Portfolio                           $29,666          $12,383         $
LifePath 2030 Master Portfolio                           $33,786          $ 6,927         $
LifePath 2040 Master Portfolio                           $71,608          $28,047         $

  SECURITIES OF REGULAR BROKER DEALERS. As of February 28, 1998, the
  ------------------------------------
corresponding Master Portfolio of each LifePath Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

MASTER PORTFOLIO                                               Broker/Dealer                     Amount
-------------------------------------------------  --------------------------------------  ------------------
LifePath 2000                                                  Salomon Inc.                       $     6,619
                                                               Goldman Sachs                      $15,000,000
                                                               Morgan Stanley                     $    12,499

LifePath 2010                                                  Salomon Inc.                       $    52,065
                                                               Goldman Sachs                      $13,000,000
                                                               Morgan Stanley                     $    81,431

LifePath 2020                                                  Salomon Inc.                       $   101,238
                                                               Goldman Sachs                      $27,000,000
                                                               Morgan Stanley                     $   164,756

LifePath 2030                                                  Salomon Inc.                       $    78,209
                                                               Goldman Sachs                      $15,000,000
                                                               Morgan Stanley                     $   126,124

LifePath 2040                                                  Salomon Inc.                       $   144,347
                                                               Goldman Sachs                      $19,000,000
                                                               Morgan Stanley                     $   227,313


                          INFORMATION ABOUT THE FUNDS

  Each Fund share, irrespective of class, has one vote and when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. Each share of a class has identical voting rights with respect to the Fund of which it is a part provided that there are certain matters which affect one class but not another. Currently, the only such matters are the existence of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and Shareholder Servicing Plans with respect to the Class A and Class B shares, but not the Institutional Class shares. On this matter the shareholders of the affected class vote as a class.

  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment trust, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of such Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

  Each Fund sends annual and semi-annual financial statements to all its shareholders of record.


                                    COUNSEL

  Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.


                              INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, independent auditors, serves as each Fund's independent auditors. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings.


                             FINANCIAL INFORMATION

  The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year-ended February 28, 1997 for each LifePath Fund of the Trust and each corresponding LifePath Master Portfolio of MIP are hereby incorporated by reference to the Trust's Annual Reports, as filed with the SEC on April 27, 1998. The portfolio of investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to shareholders or prospective shareholders.

  The Trusts' Annual Report may be obtained by calling 1-800-222-8222.

                                    APPENDIX

  The following is a description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):


S&P

Bond Ratings
------------

AAA

  Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

Commercial Paper Rating
-----------------------

  The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

                                    APPENDIX

  The following is a description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):


S&P

Bond Ratings
------------

AAA

  Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

Commercial Paper Rating
-----------------------

  The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

MOODY'S

Bond Ratings
------------

Aaa

  Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

  Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A

  Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

  Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the "Aaa" category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating
-----------------------

  The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, 2000 capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


FITCH

Bond Ratings
------------

  The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

  Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

  Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A

  Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

  Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings
------------------

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

  Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2

  Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.


DUFF

Bond Ratings
------------

AAA

  Bonds rated "AAA" are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA

  Bonds rated "AA" are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A

  Bonds rated "A" have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB

  Bonds rated "BBB" are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position of a credit within the rating category.

Commercial Paper Rating
-----------------------

  The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated "Duff-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and Company fundamentals. Risk factors are small.


IBCA

Bond and Long-Term Ratings
--------------------------

  Obligations rated "AAA" by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated "AA" by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

Commercial Paper and Short-Term Ratings
---------------------------------------

  The designation "A1" by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated "A1+" are supported by the highest capacity for timely repayment. Obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

International and U.S. Bank Ratings
-----------------------------------

  An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                         STAGECOACH LIFEPATH/TM/ FUNDS

                         LIFEPATH OPPORTUNITY/TM/ FUND
                            LIFEPATH 2010/TM/ FUND
                            LIFEPATH 2020/TM/ FUND
                            LIFEPATH 2030/TM/ FUND
                            LIFEPATH 2040/TM/ FUND

                              INSTITUTIONAL CLASS

                                    PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)

                                 JUNE 30, 1998


    This Statement of Additional Information ("SAI"), contains additional information about Institutional Class shares of the LifePath Opportunity Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund (the "LifePath Funds" or the "Funds") of Stagecoach Trust (the "Trust"). This SAI is not a prospectus and should be read in conjunction with the current Prospectus describing the Funds, also dated June 30, 1998, as it may be revised from time to time. A copy of the Funds' Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens") at 111 Center Street, Little Rock, Arkansas 72201, or by calling at 1-800-643-9691.

    As described in the Prospectus, each Fund invests all of its assets in a separate master portfolio (each, a "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end, series investment company. Each Fund has the same investment objective as the corresponding Master Portfolio. Barclays Global Fund Advisors ("BGFA") serves as investment adviser to each Master Portfolio. References to the investments, investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

                               TABLE OF CONTENTS

                                                                                                      PAGE
                                                                                                      ----
Investment Objectives and Management Policies....................................................       1
Additional Permitted Investment Activities.......................................................       3
Management of the Trust..........................................................................      19
Management Arrangements..........................................................................      23
Redemption of Shares.............................................................................      25
Determination of Net Asset Value.................................................................      26
Dividends, Distributions and Taxes...............................................................      27
Capital Stock....................................................................................      33
Performance Information..........................................................................      34
Portfolio Transactions...........................................................................      38
Information About the Funds......................................................................      40
Counsel..........................................................................................      41
Independent Auditors.............................................................................      41
Financial Information............................................................................      41
Appendix.........................................................................................     A-1



                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

    Each LifePath Fund currently invests all of its assets in a LifePath Master Portfolio of MIP with a corresponding investment objective. The LifePath Opportunity Fund, which changed its name from the LifePath 2000 Fund on June 24, 1998, invests its assets in the LifePath 2000 Master Portfolio. Whenever a Fund, as a Master Portfolio's interestholder, is requested to vote on matters submitted to interestholders of the Master Portfolio, the Funds will hold a meeting of its shareholders to consider such matters and the Fund will cast its votes in proportion to the votes received from Fund shareholders. Each LifePath Fund will vote Master Portfolio shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. If a Master Portfolio's investment objective or policies are changed, the corresponding LifePath Fund could subsequently change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolios and either seek a new investment company with a substantially matching objective in which to invest or retain its own investment advisor to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.


Fundamental Investment Policies
-------------------------------

    Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a corresponding master portfolio of Master Investment Portfolio ("MIP"), with a substantially similar investment objective and policies. Each Fund has adopted the following fundamental investment restrictions, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

    The LifePath Funds may not:

    (1) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of such Fund's total assets may be invested without regard to these limitations, and provided that each Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

    (2) invest in commodities, except that each Fund or Master Portfolio may purchase and sell (i.e., write) options, forward contracts, and futures contracts, including those relating to indices and options on futures contracts or indices;

    (3) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund or Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate;

    (4) borrow money, except as permitted by applicable law (for purposes of this investment restriction, a Fund's or Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund or Master Portfolio as described in "Risk Factors");

    (5) make loans, except as permitted by applicable law, including through the purchase of debt obligations and the entry into repurchase agreements, each Fund or Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets;

    (6) underwrite securities of other issuers, except to the extent that the purchase of securities directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

    (7) invest 25% or more of their total assets in the securities of issuers in any particular industry or group of closely related industries, except that, in the case of each Fund or Master Portfolio, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

    (8) issue senior securities, except as permitted by applicable law;

    (9) purchase securities on margin, although each Fund or Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

    (10) make investments for the purpose of exercising control or management.


    Non-Fundamental Investment Policies
    -----------------------------------

    The Funds have adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Trustees of the Company at any time and without shareholder approval.

    (1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

    Notwithstanding any other investment policy or limitation (whether or not fundamental), each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

    (2) The Funds may not invest or hold more than 15% of their respective net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

    (3) The Funds may lend portfolio securities to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the respective Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

    The Funds do not invest in the following types of derivatives that generally are considered to be potentially volatile: capped floaters, leveraged floaters, range floaters, dual index floaters or inverse floaters. Additionally, the Funds will not invest in securities whose interest rate reset provisions materially lag short-term interest rates, such as Cost of Funds Index Floaters or other derivative instruments the Funds consider to have the potential for excessive volatility.

    The LifePath Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.

    Set forth below are descriptions of certain investments and additional investment policies of the Funds.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

    Bank Obligations
    ----------------

    The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Fixed-Income Securities
    -----------------------

    Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular LifePath Master Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the LifePath Master Portfolio, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by an LifePath Master Portfolio is downgraded to a rating below investment grade, such Master Portfolio may continue to hold the security until such time as BGFA determines it to be advantageous for the LifePath Master Portfolio to sell the security. If such a policy would cause an LifePath Master Portfolio to have 5% or more of its net assets invested in securities that have been downgraded below investment grade, the Master Portfolio promptly would seek to dispose of such securities in an orderly manner.

    Floating- and Variable-Rate Obligations
    ---------------------------------------

    The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. BGFA, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

    Foreign Currency Transactions
    -----------------------------

    The Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

    Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

    Forward Commitments, When-Issued Purchases and Delayed-Delivery
    ---------------------------------------------------------------
    Transactions
    ------------

    Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

    Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

    Futures Contracts
    -----------------

    The LifePath Master Portfolios may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Master Portfolio invests. In managing their cash flows, these Master Portfolios also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. At the time it enters into a futures transaction, a Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

    A Master Portfolio may engage only in futures contract transactions involving (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Master Portfolio; (ii) the purchase of a futures contract when such Master Portfolio hold a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

    If a Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, a Master Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master

Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The LifePath Master Portfolios expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

    Transactions by a Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

    In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolios will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

    Future Developments
    -------------------

    Each LifePath Master Portfolio may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a LifePath Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, a LifePath Master Portfolio would provide appropriate disclosure in its Prospectus or this SAI.

    Loans of Portfolio Securities
    -----------------------------

    Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

    A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with BGFA, Stephens Inc. or any of their affiliates.

    Money Market Instruments and Temporary Investments
    --------------------------------------------------

    The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by BGFA, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets;
(iii) have branches or agencies in the United States; and (iv) in the opinion of BGFA, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

    Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

    Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

    A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

    Mortgage-Related Securities
    ---------------------------

    The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association (" FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class;

investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

    There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that the advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

    Nationally Recognized Statistical Ratings Organizations ("NRSROs")
    ------------------------------------------------------------------

    The ratings of Moody's, S&P, Duff, Fitch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

    The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

    Options Trading
    ---------------

    The Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

    Call and Put Options on Specific Securities. The Funds may invest in call and put options on a specific security. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

    The Funds may write covered call option contracts and secured put options as BGFA deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25%. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

    Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

    Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

    The Funds may also write covered call and secured put options from time to time as the advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

    A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

    The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

    A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

    When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

    There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

    The Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

    The Funds may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

    Stock Index Options. The Funds may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 25% of the value of its net assets.

    The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to BGFA's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

    Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

    A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

    Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, a Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, a Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

    The Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

    BGFA expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

    The Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

    Other Asset-Backed Securities
    -----------------------------

    The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in Company. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

    Other Investment Companies
    --------------------------

    Each LifePath Master Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which the Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Fund may also purchase shares of exchange listed closed-end funds.

    Privately Issued Securities
    ---------------------------

    The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment advisor, under guidelines approved by Board of Trustees of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security;
(2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

    U.S. Government Obligations
    ---------------------------

    The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

    Warrants
    --------

    Each LifePath Master Portfolio may invest generally up to 5% of its net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

                            MANAGEMENT OF THE TRUST

    The following information supplements and should be read in conjunction with the Prospectus section entitled "Management of the Funds." Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees who are deemed to be an "interested person" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                PRINCIPAL OCCUPATIONS
        NAME, ADDRESS AND AGE             POSITION              DURING PAST 5 YEARS
        ---------------------             --------              -------------------
        Jack S. Euphrat, 75               Trustee               Private Investor.
        415 Walsh Road
        Atherton, CA 94027

        *R. Greg Feltus, 46               Trustee,              Executive Vice President of Stephens;
                                          Chairman              President of Stephens Insurance Services Inc.;
                                          and President         Senior Vice President of Stephens Sports Management Inc.; and
                                                                President of Investors Brokerage Insurance Inc.

        Thomas S. Goho, 55                Trustee               Associate Professor of Finance,
        P.O. Box 7285                                           Calloway School of Business and Accounting at
        Reynolds Station                                        Wake Forest University since 1982.
        Winston-Salem, NC 27109

        Peter G. Gordon, 54               Trustee               Chairman and Co-Founder of Crystal Geyser Water Company and
        Crystal Geyser Water Co.                                President of Crystal Geyser Roxane Water Company since 1977.
        55 Francisco Street
        San Francisco, CA  94133

        Joseph N. Hankin, 57              Trustee               President of Westchester Community College since 1971; Adjunct
        75 Grasslands Road                                      Professor of Columbia University Teachers College since 1976.
        Valhalla, NY  10595

        *W. Rodney Hughes, 71             Trustee               Private Investor.
        31 Dellwood Court
        San Rafael, CA 94901

        *J. Tucker Morse, 53              Trustee               Private Investor; Chairman of Home Account Network, Inc.; Real
        4 Beaufain Street                                       Estate Developer; Chairman of Renaissance Properties Ltd.;
        Charleston, SC 29401                                    President of Morse Investment Corporation; and Co- Managing
                                                                Partner of Main Street Ventures.

        Richard H. Blank, Jr., 41         Chief Operating       Vice President of Stephens, Director of Stephens Sports
                                          Officer, Secretary    Management Inc.; and Director of Capo Inc.
                                          and Treasurer

                                   COMPENSATION TABLE
                      For the Fiscal Year-ended February 28, 1998

                                                                     TOTAL COMPENSATION
                                AGGREGATE COMPENSATION                 FROM REGISTRANT
NAME AND POSITION                  FROM REGISTRANT                   AND FUND COMPLEXES
-----------------               ----------------------               ------------------
Jack S. Euphrat                           $0                              $  34,500
     Trustee

R. Greg Feltus                            $0                                      0
     Trustee

Thomas S. Goho                            $0                              $  34,500
     Trustee

Peter G. Gordon                           $0                              $  30,500
     Trustee

Joseph N. Hankin                          $0                              $  34,500
     Trustee

W. Rodney Hughes                          $0                              $  33,000
     Trustee

Robert M. Joses                           $0                              $   4,000
     Trustee

J. Tucker Morse                           $0                              $  33,000
     Trustee


    As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Trustees of the Wells Fargo Fund Complex.

    Trustees of the Trust are compensated annually by the Trust and by all the registrants in each fund complex they serve as indicated below and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trust, Stagecoach Funds, Inc. and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Trustees and Officers of the Trust serves in the identical capacity as trustees and officers or as directors and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Trustees are compensated by other companies and trusts within a fund complex for their services as

Directors to such companies and trusts. Currently the Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of each fund complex.

    As the date of this SAI, the Trustees Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

    MASTER/FEEDER STRUCTURE. Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a corresponding LifePath Master Portfolio of MIP. The LifePath Opportunity Fund invests its assets in the LifePath 2000 Master Portfolio. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Funds" in the Prospectus for additional description of the Fund's and Master Portfolio's expenses and management.

    Each Fund may withdraw its investment in the corresponding Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon such withdrawal, the Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

    The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies" in the Prospectus. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

    Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. Each Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objectives and Policies" in the Prospectus for additional information regarding the Funds' and the Master Portfolios' investment objectives and policies.

                            MANAGEMENT ARRANGEMENTS

    INVESTMENT ADVISER. BGFA provides investment advisory services to each
    ------------------
LifePath Master Portfolio. For providing investment advisory services, BGFA is entitled to receive a monthly fee of 0.55% of each LifePath Master Portfolio's average daily net assets. The Master Portfolios' Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable Advisory Contract is terminable without penalty, on 60 days' written notice, by either party and will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

    BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA") with and into an affiliate of Wells Fargo Institutional Trust Company ("WFITC"), the former custodian to the Funds. BGFA is now a subsidiary of WFITC which, effective January 1, 1996, changed its name to Barclays Global Investors, N.A.("BGI").

    For the period beginning March 1, 1995 and ended December 31, 1995, the corresponding Master Portfolios of each LifePath Fund paid to Wells Fargo Bank and for all other periods indicated below the corresponding Master Portfolio of each LifePath Fund paid to BGFA, the following advisory fees:


                                                                                      YEAR ENDED           YEAR ENDED
MASTER PORTFOLIO                         3/1/95-12/31/95       1/1/96-2/29/96           2/28/97              2/28/98
----------------                         ---------------       --------------         ----------           ----------
LifePath 2000 Master Portfolio             $363,537              $ 99,511              $  689,347           $  656,142
LifePath 2010 Master Portfolio             $312,434              $ 86,919              $  757,505           $1,018,984
LifePath 2020 Master Portfolio             $520,296              $141,075              $1,149,160           $1,572,634
LifePath 2030 Master Portfolio             $343,850              $ 93,240              $  714,647           $1,048,152
LifePath 2040 Master Portfolio             $503,315              $148,324              $1,154,337           $1,767,632

    INVESTMENT SUB-ADVISER. Prior to January 1, 1996 WFNIA provided investment
    ----------------------
sub-advisory services to each Master Portfolio. As of January 1, 1996, the Funds, no longer retain an investment sub-adviser.

    For the period beginning March 1, 1995 and ended December 31, 1995, Wells Fargo Bank paid sub-advisory fees to WFNIA as follows:


MASTER PORTFOLIO                         3/1/95-12/31/95
----------------                         ---------------
LifePath 2000 Master Portfolio             $261,344
LifePath 2010 Master Portfolio             $224,903
LifePath 2020 Master Portfolio             $374,802
LifePath 2030 Master Portfolio             $247,703
LifePath 2040 Master Portfolio             $361,673

    CO-ADMINISTRATORS. The Trust has engaged Wells Fargo Bank and Stephens Inc.
    -----------------
("Stephens") to provide certain administration services. Pursuant to a Co-Administration Agreement with the Trust, Wells Fargo Bank and Stephens provide as administration services, among other things: (i) general supervision of the operation of the Company and the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Stephens also furnishes office space and certain facilities required for conducting the business of the Trust together with those ordinary clerical and bookkeeping services that are not being furnished by the Trust's investment adviser. Stephens also pays the compensation of the Trust's Trustees, Officers and employees who are affiliated with Stephens. For providing such services, Wells Fargo Bank and Stephens are entitled to a combined all-in fee of 0.10% of each Fund's average daily net assets. Stephens has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services in connection with its co-administration services to the Trust. Prior to February 1, 1997, Stephens served as sole administrator to the Trust.

    For the periods indicated below, the Funds paid to Stephens the following administration and co-administration fees:

                              YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                            2/29/95           2/29/96          2/28/97
----                          ----------        ----------        ----------
LifePath Opportunity Fund     $   39,834        $   84,548        $   92,243
LifePath 2010 Fund            $   28,945        $   72,832        $   81,180
LifePath 2020 Fund            $   46,153        $  120,505        $  135,162
LifePath 2030 Fund            $   28,565        $   79,564        $   89,938
LifePath 2040 Fund            $   34,460        $  118,468        $  164,384

    For the period begun February 1, 1997 and ended February 28, 1997, the Funds paid administration fees to Well Fargo Bank, and for the fiscal year ended February 28, 1998, the Funds paid administration fees to Wells Fargo Bank and Stephens as follows:


                                                                 YEAR ENDED
                                                                  2/28/98
                                                                 ----------
FUND                        2/1/97-2/28/97            WELLS FARGO             STEPHENS
----                        --------------            -----------             --------
LifePath Opportunity Fund     $39,834                   $14,649               $ 58,594
LifePath 2010 Fund            $28,945                   $17,577               $ 70,309
LifePath 2020 Fund            $46,153                   $32,004               $160,021
LifePath 2030 Fund            $28,565                   $23,443               $ 93,771
LifePath 2040 Fund            $34,460                   $45,597               $182,388


    Under the Co-Administration Agreement, Wells Fargo Bank and Stephens have agreed to assume the operating expenses of each LifePath Fund and a pro rata share of the operating expenses of each LifePath Master Portfolio, except for advisory fees, expenses in connection with securities purchases, sales or other related transactions, extraordinary expenses and fees and expenses payable pursuant to certain service contracts, as described in the Prospectus.

    DISTRIBUTOR. Stephens distributes the Institutional Class shares of the
    -----------
LifePath Funds. It does not receive a fee for this service.

    CUSTODIAN. IBT currently acts as custodian to each Fund and Master
    ---------
Portfolio. The principal business address of IBT is 200 Clarendon Street, Boston, MA 02116. IBT is not entitled to receive a fee for providing custodial services so long as it is entitled to receive fees from Wells Fargo Bank for providing sub-administration services to the Funds. The custodian, among other things, maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds. IBT will also act as securities lending agent on behalf of the Funds. Prior to October 21, 1996, BGI was custodian of each Fund's investments. For its services as custodian, BGI is not entitled to receive a fee so long as BGFA receives fees for providing advisory services to the Master Portfolios.

    TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as the Trust's
    --------------------------------------
transfer and dividend disbursing agent and performs such services at 525 Market Street, San Francisco, California 94105. Wells Fargo Bank is entitled to receive from the Trust for its services as transfer and dividend disbursing agent, a monthly fee at the annual rate of 0.10% of each Fund's average daily net assets.


    For the fiscal year ended February 28, 1998, the Trust paid dividend disbursing agency fees across all classes to Wells Fargo Bank as follows:


                    FUND                                FEES PAID
                    ----                                ---------

                    LifePath Opportunity Fund           $    73,243
                    LifePath 2010 Fund                  $    87,886
                    LifePath 2020 Fund                  $   160,021
                    LifePath 2030 Fund                  $   117,214
                    LifePath 2040 Fund                  $   227,985


                             REDEMPTION OF SHARES

    The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

    Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

    The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

    In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                       DETERMINATION OF NET ASSET VALUE

    LifePath Master Portfolios. The securities of the LifePath Master
    --------------------------
Portfolios, including covered call options written by a LifePath Master Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by consideration of other factors by or under the direction of MIP's Board of Trustees or its delegates. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees.

    Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of MIP's Board of Trustees or its delegates. MIP's Board of Trustees reviews the method of valuation on a current basis. Restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if BGFA believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of MIP's Board of Trustees or its delegates.

    Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley Capital

International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by BGFA. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by a LifePath Master Portfolio. In addition, foreign securities held by a LifePath Master Portfolio may be traded actively in securities markets which are open for trading on days when the Master Portfolio does not determine its net asset value. Accordingly, there may be occasions when a LifePath Master Portfolio does not calculate its net asset value but when the value of such Master Portfolio's portfolio securities is affected by such trading activity.

    Fixed-income securities are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by MIP's Board of Trustees. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by MIP's officers under the general supervision of MIP's Board of Trustees.

    Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each LifePath Master Portfolio's shares.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

    The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

    General. The Company intends to qualify each Fund as a regulated investment
    -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied individually to each Fund, rather than to the Company as a whole. Accordingly, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

    Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

    The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income(which, for this purpose includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

    In addition, a regulated investment company must, in general, derive less than 30% of its gross income for a taxable year from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

    Each Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in a Master Portfolio. Under the Code, each Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the corresponding Fund (and the Master Portfolio's other investors) in proportion to each Fund's ownership interest in the Master Portfolio. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any interest, dividends or gains, the corresponding Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by its investors (such as a Fund) of interest, dividends, gains or losses without a corresponding distribution.

    Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

    Taxation of Master Portfolio Investments. Except as otherwise provided
    ----------------------------------------
herein, gains and losses realized by a Master Portfolio on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Master Portfolio for more than one year at the time of disposition of the securities.

    Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Master Portfolio held the debt obligation.

    If an option granted by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Master Portfolio pursuant to the exercise of a call option granted by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

    Under Section 1256 of the Code, a Master Portfolio will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed non-equity options. In this regard,
Section 1256 contracts will be deemed to have been sold at market value. Under
Section 1256 of the Code, sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

    Under Section 988 of the Code, a Master Portfolio will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Master Portfolios will attempt to monitor Section 988 transactions, where applicable, to avoid adverse federal income tax impact to the Funds and their shareholders.

    Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by a regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

    If a Master Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Master Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Master Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

    If a Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Master Portfolio may be subject to federal income tax and an interest charge imposed by the Internal Revenue Service ("IRS") upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Master Portfolio intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Master Portfolio will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Master Portfolio will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Master Portfolio as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Master Portfolio will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC, if it makes the available election.

    Foreign Taxes. Income and dividends received by a Fund (through a Master
    -------------
Portfolio) from foreign securities and gains realized by the Fund on the disposition of foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

    Capital Gain Distributions. Distributions which are designated by a Fund as
    --------------------------
capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

    The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers generally were taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers generally are now taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months, and a maximum rate of 25% for certain gains attributable to the sale of real property. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

    Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The IRS has published a notice applicable to pass-through entities until regulations are promulgated. Pursuant to the notice, each Fund is permitted (but not required) to designate the portion of its capital gain distributions, if any, to which the 28%, 25% and 20% rates described in the preceding paragraph apply, based on the net amount of each class of capital gain realized by the Fund determined as if the Fund is a noncorporate taxpayer. Noncorporate shareholders of the Funds may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Funds.

    Disposition of Fund Shares. A disposition of Fund shares pursuant to
    --------------------------
redemption (including a redemption in-kind) or exchanges ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

    If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

    If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

    Federal Income Tax Rates. As of the printing of this SAI, the maximum
    ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above);

and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Obviously, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

    Backup Withholding. The Company may be required to withhold, subject to
    ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that his or her taxpayer identification number ("TIN"), which usually is his or her social security number, provided to the Company is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit against the shareholder's federal income tax liability, if any, or otherwise will be refundable. An investor must provide a valid TIN to the Company upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) generally are not subject to backup withholding.

    Corporate Shareholders. Corporate shareholders of the Funds may be eligible
    ----------------------
for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

    Foreign Shareholders. Under the Code, distributions of net investment income
    --------------------
by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to federal income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain generally are not subject to federal income tax withholding.

    New Regulations. On October 6, 1997, the Treasury Department issued new
    ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations generally will be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions paid to foreign shareholders which is subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the application to them of the New Regulations.

    Tax-Deferred Plans. The shares of the Funds are available for a variety of
    ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

    Other Matters. Investors should be aware that the investments to be made by
    -------------
a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

    The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

    Set forth below as of May 29, 1998, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a LifePath Fund or 5% or more of the Institutional Class shares of a LifePath Fund. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole:


                                       NAME AND ADDRESS               PERCENTAGE            PERCENTAGE       CAPACITY
          NAME OF FUND                  OF SHAREHOLDER                 OF CLASS              OF FUND          OWNED
          ------------             -----------------------            ----------           -----------       --------
          LifePath Opportunity     Stephens Inc.                          100%                  N/A          Beneficial
          Institutional Class      111 Center Street
                                   Little Rock, AR  72201

          LifePath 2010            Stephens Inc.                        55.90%                  N/A          Record
          Institutional Class      111 Center Street
                                   Little Rock, AR  72201

                                   Charles Schwab & Co., Inc.              44.10%              N/A          Record
                                   Special Custody A/C
                                   FEBO Customers
                                   101 Montgomery Street
                                   San Francisco, CA  94104

          LifePath 2020            Stephens Inc.                           21.50%              N/A          Record
          Institutional Class      111 Center Street
                                   Little Rock, AR  72201

          LifePath 2020            Charles Schwab & Co., Inc.              78.50%              N/A          Record
          Institutional Class      Special Custody A/C FEBO
                                   Customers
                                   101 Montgomery Street
                                   San Francisco, CA  94104

         LifePath 2030            Stephens Inc.                            42.34%               N/A          Record
         Institutional Class      111 Center Street
                                  Little Rock, AR  72201

         LifePath 2030            Charles Schwab & Co, Inc.                57.66%               N/A          Record
         Institutional Class      Special Custody A/C FEBO Customers
                                  101 Montgomery Street
                                  San Francisco, CA  94104

         LifePath 2040            Stephens Inc.                            97.65%               N/A          Record
         Institutional Class      111 Center Street
                                  Little Rock, AR  72201

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                            PERFORMANCE INFORMATION

    Net asset value, total return and yield quotations are computed separately for each class of Fund shares. Because of the differences in the fees and expenses borne by Class A and Class B shares of the Funds, the return/yield on such shares can be expected, at any given time, to be lower than the return/yield on Institutional Class shares. Distributions to holders of Class A and Class B shares are reduced by the amount of distribution-related expenses payable under the Distribution Plan for each such Class. The performance information for the Class B shares reflects the maximum contingent deferred sales charge for the applicable period ("CDSC").

    Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period

(assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

    Total return is calculated by subtracting the amount of the net asset value per share of a class at the beginning of a stated period from the net asset value per share of a class at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share of a class at the beginning of the period.

    CLASS B SHARES COMMENCED OPERATIONS ON MARCH 3, 1997. THE CLASS B PERFORMANCE INFORMATION SHOWN BELOW FOR PERIODS PRIOR TO THIS TIME, REFLECTS THE PERFORMANCE OF THE CLASS A SHARES OF THE LIFEPATH FUNDS DURING THE APPLICABLE PERIOD, ADJUSTED TO REFLECT CLASS B SHARE EXPENSE LEVELS IN EFFECT ON MARCH 3, 1997.

    For the applicable period ended February 28, 1998, the average annual total returns on the Institutional Class shares of the Funds were as follows:

                                                                                 THREE                    ONE
FUND                                             INCEPTION                       YEAR                    YEAR
----                                             ---------                       -----                   ----
LifePath Opportunity Fund                          8.67%                         10.86%                  12.25%
LifePath 2010 Fund                                13.28%                         16.72%                  18.75%
LifePath 2020 Fund                                16.46%                         20.79%                  24.27%
LifePath 2030 Fund                                18.85%                         24.09%                  27.48%
LifePath 2040 Fund                                21.01%                         26.65%                  31.02%

    The Funds may advertise the cumulative total return on a class of its shares. Cumulative total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share of a class at the beginning of the period. Advertisements may include the percentage rate of total return on a class of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.


    For the applicable period ended February 28, 1998, the cumulative total returns on the Institutional Class shares of the Funds were as follows:

                                                                                           THREE
FUND                                                INCEPTION                               YEAR
----                                                ---------                              -----
LifePath Opportunity Fund                             39.47%                                36.23%
LifePath 2010 Fund                                    64.66%                                59.03%
LifePath 2020 Fund                                    83.98%                                76.25%
LifePath 2030 Fund                                    99.51%                                91.08%
LifePath 2040 Fund                                   114.41%                               103.13%

    As indicated in the Prospectus, the LifePath Funds may advertise certain yield information. As, and to the extent required by the SEC, yield will be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(((a-b)/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

    From time to time, the Trust may use, in advertisements and other types of literature, information and statements describing the LifePath Funds as the first mutual funds to offer a flexible investment strategy designed to change over specific time horizons.

    From time to time and only to the extent the comparison is appropriate for the LifePath Funds, the Trust may quote performance or price-earning ratios for a class of the Funds in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Funds' performance also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of the Funds will be calculated by relating net asset value per share of a class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Funds' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

    In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Master Portfolios' investment adviser or its affiliates.

    From time to time the Trust may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

    The Trust may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the
Funds: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Funds or the general economic, business, investment, or financial environment in which the Funds operate; (iii) the effect of tax-deferred compounding on the investment returns of the Funds, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Funds (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Funds or current or potential value with respect to the particular industry or sector.

    The Trust also may discuss in advertising and other types of literature that the Funds have been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Funds' shares since the rating would not comment on the market price of the Funds' shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the Funds' performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Funds' past performance with other rated investments.

    From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment adviser. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a Fund's investment adviser or sub-adviser. The Trust may disclose in advertising, statements and other literature the amount of assets and mutual fund assets managed by Wells Fargo Bank, BGFA or their affiliates. As of December 31, 1997, Wells Fargo Bank provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately $575 billion of assets.

                            PORTFOLIO TRANSACTIONS

    Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

    Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

    Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIP are prohibited from dealing with

MIP as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

    MIP has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIP's Board of Trustees, BGFA, as adviser, is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is MIP's policy to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

    In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer which furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

    Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

    BROKERAGE COMMISSIONS. For the fiscal years ended February 28, 1996,
    ---------------------
February 29, 1997 and February 28, 1998, the corresponding Master Portfolio of each LifePath Fund paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.


                                                        YEAR ENDED         YEAR ENDED       YEAR ENDED
MASTER PORTFOLIO                                         2/28/96             2/2897          2/28/95
----------------                                        ----------         ----------       ----------
LifePath 2000 Master Portfolio                          $  8,311            $ 3,639         $  9,361
LifePath 2010 Master Portfolio                          $ 12,053            $ 8,837         $ 15,306
LifePath 2020 Master Portfolio                          $ 29,666            $12,383         $ 29,153
LifePath 2030 Master Portfolio                          $ 33,786            $ 6,927         $ 28,908
LifePath 2040 Master Portfolio                          $71,608             $28,047         $ 94,717

    SECURITIES OF REGULAR BROKER DEALERS. As of February 28, 1998, the
    ------------------------------------
corresponding Master Portfolio of each LifePath Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:


      MASTER PORTFOLIO                               BROKER/DEALER                                   AMOUNT
      ----------------                               -------------                                   ------
      LifePath 2000 Master Portfolio                 Goldman Sachs                           $    5,000,000
                                                     J.P. Morgan                             $       41,347
                                                     Lehman Bros. Holdings                   $       31,531
                                                     Merrill Lynch                           $       37,928
                                                     Morgan Stanley                          $       68,590

      LifePath 2010 Master Portfolio                 Goldman Sachs                           $    9,000,000
                                                     J.P. Morgan                             $      189,288
                                                     Lehman Bros. Holdings                   $       50,450
                                                     Merrill Lynch                           $      198,514
                                                     Morgan Stanley                          $      328,681

      LifePath 2020 Master Portfolio                 Goldman Sachs                           $   14,000,000
                                                     J.P. Morgan                             $      426,854
                                                     Lehman Bros. Holdings                   $      126,125
                                                     Merrill Lynch                           $      475,032
                                                     Morgan Stanley                          $      752,033

      LifePath 2030 Master Portfolio                 Goldman Sachs                           $    9,000,000
                                                     J.P. Morgan                             $      362,085
                                                     Lehman Bros. Holdings                   $      132,431
                                                     Merrill Lynch                           $      407,477
                                                     Morgan Stanley                          $      650,094

      LifePath 2040 Master Portfolio                 Goldman Sachs                           $   15,000,000
                                                     J.P. Morgan                             $      609,091
                                                     Lehman Bros. Holdings                   $      182,881
                                                     Merrill Lynch                           $      687,859
                                                     Morgan Stanley                          $    1,606,436


                          INFORMATION ABOUT THE FUNDS

    Each Fund share, irrespective of class, has one vote and when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. Each share of a class has identical voting rights with respect to the Fund of which it is a part provided that there are certain matters which affect one class but not another. Currently, the only such matters are the existence of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and Shareholder Servicing Plans with respect to the Class A and Class B shares, but not the Institutional Class shares. On this matter the shareholders of the affected class vote as a class.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment trust, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of such Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

    Each Fund sends annual and semi-annual financial statements to all its shareholders of record.

                                    COUNSEL

    Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                             INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, independent auditors, have been selected as each Fund's independent auditors. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings.

                             FINANCIAL INFORMATION

    The audited financial statements, including the portfolio of investments and independent auditors' report for the fiscal year ended February 28, 1998 for each LifePath Fund of the Trust and each corresponding LifePath Master Portfolio of MIP are hereby incorporated by reference to the Trust's Annual Reports, as filed with the SEC on May 1, 1998. The audited financial statements for the Funds are attached to all SAIs delivered to shareholders or prospective shareholders.

                                   APPENDIX

    Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

BOND RATINGS

AAA

    Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

    Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

    S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

COMMERCIAL PAPER RATING

    The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

MOODY'S

BOND RATINGS

Aaa

    Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

    Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A

    Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

    Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the "Aaa" category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

    The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH

BOND RATINGS

    The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

    Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

    Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A

    Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

    Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

    Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2

    Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

DUFF

BOND RATINGS

AAA

    Bonds rated "AAA" are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA

    Bonds rated "AA" are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A

    Bonds rated "A" have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB

    Bonds rated "BBB" are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

    Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

    The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated "Duff-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and Trust fundamentals. Risk factors are small.

IBCA

BOND AND LONG-TERM RATINGS

    Obligations rated "AAA" by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated "AA" by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

COMMERCIAL PAPER AND SHORT-TERM RATINGS

    The designation "A1" by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated "A1+" are supported by the highest capacity for timely repayment. Obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

INTERNATIONAL AND U.S. BANK RATINGS

    An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                               STAGECOACH TRUST
                          FILE NOS. 33-64352; 811-7780

                           PART C. OTHER INFORMATION
                           -------------------------


Item 24.  Financial Statements and Exhibits
-------   ---------------------------------

     (a)  Financial Statements:

       The portfolio of investments, audited financial statements and independent auditors' reports for the LifePath Opportunity (formerly, LifePath
2000), LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds of the Trust and corresponding Master Portfolios of Master Investment Portfolio ("MIP"), for the fiscal year ended February 28, 1998, are hereby incorporated by reference to the Trust's Annual Reports, as filed with the SEC on April 27, 1998.


     (b)    Exhibits:



Exhibit                                                        Description
Number                       --------------------------------------------------------------------------------
---------------------------
1                             -  Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 7 filed on June 30, 1997.

2                             -  By-Laws, incorporated by reference to Post-Effective Amendment No. 7 filed on June 30, 1997.

3                             -  Not Applicable.

4                             -  Not Applicable.

5                             -  Administration Agreement with Stephens Inc., incorporated by reference to
                                 Post-Effective Amendment No. 5 to the Registration Statement filed on June 28,
                                 1996.

6                             -  Distribution Agreement with Stephens Inc., incorporated by reference to
                                 Post-Effective Amendment No. 5 to the Registration Statement filed on June 28,
                                 1996.

7                             -  Not Applicable.

8                             -  Custody and Fund Accounting Agreement with Investors Bank & Trust Company, filed herewith.

9(a)                          -  Shareholder Services Agreement with Stephens Inc. incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on June
                                 28, 1996.

9(b)                          -  Shareholder Services Plan, incorporated by reference to Post-Effective
                                 Amendment No. 5 to the Registration Statement filed on June 28, 1996.


9(c)                          -  Class B Shares Servicing Plan, filed herewith.

9(d)                         -  Agency Agreement with Wells Fargo Bank, N.A., incorporated by reference to
                                Post-Effective Amendment No. 7 filed on June 30, 1997.

9(e)                         -  Class C Shares Servicing Plan, filed herewith.

10                           -  Opinion and Consent of Counsel, filed herewith.

11                           -  Consent of Independent Auditors, filed herewith.

12                           -  Not Applicable

13                           -  Not Applicable

14                           -  Not Applicable

15(a)                        -  Retail (Class A) Shares Distribution Plan, incorporated by reference to
                                Post-Effective Amendment No. 7 filed on June 30, 1997.

15(b)                        -  Class B Shares Distribution Plan, filed herewith.

15(c)                        -  Class C Shares Distribution Plan, filed herewith.

16                           -  Not Applicable

17                           -  See Exhibit 27.

18                           -  Rule 18f-3 Multi-Class Plan,  incorporated by reference to Post-Effective
                                Amendment No. 6 to the Registration Statement filed on November 15, 1996.

19                           -  Powers of Attorney for R. Greg Feltus, Jack S. Euphrat, Thomas S. Goho,
                                Joseph N. Hankin, W. Rodney Hughes, Robert M. Joses and J. Tucker Morse,
                                incorporated by reference to Post-Effective Amendment No. 7 filed on June 30,
                                1997.

27.1                         -  Financial Data Schedule - LifePath Opportunity (formerly, LifePath 2000)
                                Fund - Retail Class A, filed herewith.

27.3                         -  Financial Data Schedule - LifePath Opportunity (formerly, LifePath 2000)
                                Fund - Institutional Class, filed herewith

27.4                         -  Financial Data Schedule - LifePath 2010 Fund - Retail Class A, filed herewith.

27.5                         -  Financial Data Schedule - LifePath 2010 Fund - Retail Class B, filed herewith.

27.6                         -  Financial Data Schedule - LifePath 2010 Fund - Institutional Class, filed herewith.

27.7                         -  Financial Data Schedule - LifePath 2020 Fund - Retail Class A, filed herewith.

27.8                         -  Financial Data Schedule - LifePath 2020 Fund - Retail Class B, filed herewith.

27.9                         -  Financial Data Schedule - LifePath 2020 Fund - Institutional Class, filed herewith.

27.10                        -  Financial Data Schedule - LifePath 2030 Fund - Retail Class A, filed herewith.

27.11                        -  Financial Data Schedule - Life Path 2030 Fund - Retail Class B, filed herewith.

27.12                        -  Financial Data Schedule - LifePath 2030 Fund - Institutional Class, filed herewith.

27.13                        -  Financial Data Schedule - LifePath 2040 Fund - Retail Class A, filed herewith.

27.14                        -  Financial Data Schedule - LifePath 2040 Fund - Retail Class B, filed herewith.

27.15                        -  Financial Data Schedule - LifePath 2040 Fund - Institutional Class, filed herewith.


Item 25.  Persons Controlled by or Under Common Control with Registrant
-------   -------------------------------------------------------------

       As of May 31, 1998, each of the LifePath Funds owned the following percentages of the corresponding Master Portfolios of MIP and therefore could be considered a controlling person of the corresponding Master Portfolio for purposes of the 1940 Act.

                                                                    Percentage of
                                     Corresponding                   Outstanding
Fund                                Master Portfolio             Beneficial Interests
------------------------  ------------------------------------  ----------------------
LifePath Opportunity Fund LifePath 2000 Master Portfolio                        58.07%
LifePath 2010 Fund        LifePath 2010 Master Portfolio                        46.07%
LifePath 2020 Fund        LifePath 2020 Master Portfolio                        54.64%
LifePath 2030 Fund        LifePath 2030 Master Portfolio                        59.27%
LifePath 2040 Fund        LifePath 2040 Master Portfolio                        68.86%

Item 26.  Number of Holders of Securities
-------   -------------------------------

       As of May 31, 1998, the number of record shareholders of each Class of the Funds were as follows:

                                                                                Number of
Title of Class                                                               Record Holders
-----------------------------------------------------  -----------------------------------------------------------
LifePath Opportunity Fund
 Class A                                               2,098
 Institutional Class                                   1

LifePath 2010 Fund
 Class A                                               2,432
 Class B                                               415
 Institutional Class                                   2


LifePath 2020 Fund
 Class A                                               4,110
 Class B                                               819
 Institutional Class                                   2

LifePath 2030 Fund
 Class A                                               3,124
 Class B                                               983
 Institutional Class                                   2

LifePath 2040 Fund
 Class A                                               6,772
 Class B                                               3,342
 Institutional Class                                   2

Item 27.  Indemnification
-------   ---------------

       Reference is made to Article 8 of the Registrant's Declaration of Trust. The application of these provisions is limited by Article 10 of the Registrant's By-Laws filed as and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of the Investment Adviser
-------   --------------------------------------------------------

       Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), serves as investment adviser to the Funds' corresponding Master Portfolios and to certain other open-end management investment companies and various other institutional investors.

       The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of BGFA and the business of the former sub-adviser to the Funds, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Name and                                               Principal Business(es) During at
Position at BGFA                                        Least the Last Two Fiscal Years
-------------------------------  -----------------------------------------------------------------------------
Frederick L.A. Grauer            Director of BGFA and Co-Chairman and Director of BGI
Director                         45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                    Director of BGFA and Co-Chairman and Director of BGI
Director                         45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint                 Chairman of the Board of Directors of BGFA and
Chairman and Director            Chief Executive Officer of BGI
                                 45 Fremont Street, San Francisco, CA 94105

Geoffrey Fletcher                Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer          45 Fremont Street, San Francisco, CA 94105
                                 Managing Director and Principal Accounting Officer at
                                 Bankers Trust Company from 1988 - 1997
                                 505 Market Street, San Francisco, CA  94111


        Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, served as investment adviser to each of the Fund's corresponding Master Portfolio's investment portfolios, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

        To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

Name and Position           Principal Business(es) and Address(es)
at Wells Fargo Bank         During at Least the Last Two Fiscal Years
--------------------------  -------------------------------------------------------------------------
H. Jesse Arnelle            Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director                    455 Market Street

                            San Francisco, CA  94105

                            Director of Armstrong World Industries, Inc.
                            5037 Patata Street
                            South Gate, CA  90280

                            Director of Eastman Chemical Corporation
                            12805 Busch Place
                            Santa Fe Springs, CA  90670

                            Director of FPL Group, Inc.
                            700 Universe Blvd.
                            P.O. Box 14000
                            North Palm Beach, FL  33408

Michael R. Bowlin           Chairman of the Board of Directors, Chief Executive Officer,
Director                    Chief Operating Officer and President of
                            Atlantic Richfield Co. (ARCO)
                            Highway 150
                            Santa Paula, CA  93060

Edward Carson               Chairman of the Board and Chief Executive Officer of
Director                    First Interstate Bancorp
                            633 West Fifth Street
                            Los Angeles, CA  90071

                            Director of Aztar Corporation
                            2390 East Camelback Road
                            Suite 400
                            Phoenix, AZ  85016

                            Director of Castle & Cook, Inc.
                            10900 Wilshire Blvd.
                            Los Angeles, CA  90024

                            Director of Terra Industries, Inc.
                            1321 Mount Pisgah Road
                            Walnut Creek, CA  94596

William S. Davilla          President (Emeritus) and a Director of
Director                    The Vons Companies, Inc.
                            618 Michillinda Ave.
                            Arcadia, CA  91007

                            Director of Pacific Gas & Electric Company
                            788 Taylorville Road
                            Grass Valley, CA  95949


Rayburn S. Dezember         Director of CalMat Co.
Director                    3200 San Fernando Road
                            Los Angeles, CA  90065

                            Director of Tejon Ranch Company
                            P.O. Box 1000
                            Lebec, CA  93243

                            Director of The Bakersfield Californian
                            1707 I Street  P.O. Box 440
                            Bakersfield, CA  93302

                            Trustee of Whittier College
                            13406 East Philadelphia Ave.
                            P.O. Box 634
                            Whittier, CA  90608

Paul Hazen                  Chairman of the Board of Directors of
Chairman of the Board of    Wells Fargo & Company
 Directors                  420 Montgomery Street
                            San Francisco, CA  94105

                            Director of Phelps Dodge Corporation
                            2600 North Central Ave.
                            Phoenix, AZ  85004

                            Director of Safeway, Inc.
                            4th and Jackson Streets
                            Oakland, CA  94660

Robert K. Jaedicke          Professor (Emeritus) of Accounting
Director                    Graduate School of Business at Stanford University
                            MBA Admissions Office
                            Stanford, CA  94305

                            Director of Bailard Biehl & Kaiser
                            Real Estate Investment Trust, Inc.
                            2755 Campus Dr.
                            San Mateo, CA  94403

                            Director of Boise Cascade Corporation
                            1111 West Jefferson Street
                            P.O. Box 50
                            Boise, ID  83728

                            Director of California Water Service Company
                            1720 North First Street
                            San Jose, CA  95112


                            Director of Enron Corporation
                            1400 Smith Street
                            Houston, TX  77002

                            Director of GenCorp, Inc.
                            175 Ghent Road
                            Fairlawn, OH  44333

                            Director of Homestake Mining Company
                            650 California Street
                            San Francisco, CA  94108

Thomas L. Lee               Chairman and Chief Executive Officer of
Director                    The Newhall Land and Farming Company
                            10302 Avenue 7 1-2
                            Firebaugh, CA  93622

                            Director of Calmat Co.
                            501 El Charro Road
                            Pleasanton, CA  94588

                            Director of First Interstate Bancorp
                            633 West Fifth Street
                            Los Angeles, CA  90071

Ellen Newman                President of Ellen Newman Associates
Director                    323 Geary Street
                            Suite 507
                            San Francisco, CA  94102

                            Chair (Emeritus) of the Board of Trustees
                            University of California at San Francisco Foundation
                            250 Executive Park Blvd.
                            Suite 2000
                            San Francisco, CA  94143

                            Director of the California Chamber of Commerce
                            1201 K Street
                            12th Floor
                            Sacramento, CA  95814

Philip J. Quigley           Chairman, President and Chief Executive Officer of
Director                    Pacific Telesis Group
                            130 Kearney Street  Rm.  3700
                            San Francisco, CA  94108

Carl E. Reichardt           Director of Columbia/HCA Healthcare Corporation
Director                    One Park Plaza
                            Nashville, TN  37203

                            Director of Ford Motor Company
                            The American Road
                            Dearborn, MI  48121

                            Director of Newhall Management Corporation
                            23823 Valencia Blvd.
                            Valencia, CA  91355

                            Director of Pacific Gas and Electric Company
                            77 Beale Street
                            San Francisco, CA  94105

                            Retired Chairman of the Board of Directors
                            and Chief Executive Officer of Wells Fargo & Company
                            420 Montgomery Street
                            San Francisco, CA  94105

Donald B. Rice              President and Chief Executive Officer of Teledyne, Inc.
Director                    2049 Century Park East
                            Los Angeles, CA  90067

                            Retired Secretary of the Air Force

                            Director of Vulcan Materials Company
                            One MetroPlex Drive
                            Birmingham, AL  35209

Richard J. Stegemeier       Chairman (Emeritus) of Unocal Corp.
Director                    44141 Yucca Avenue
                            Lancaster, CA  93534

                            Director of Foundation Health Corporation
                            166 4th
                            Fort Irwin, CA  92310

                            Director of Halliburton Company
                            3600 Lincoln Plaza
                            500 North Alcard Street
                            Dallas, TX  75201

                            Director of Northrop Grumman Corp.
                            1840 Century Park East
                            Los Angeles, CA  90067

                            Director of Outboard Marine Corporation
                            100 SeaHorse Drive
                            Waukegan, IL  60085

                            Director of Pacific Enterprises
                            555 West Fifth Street
                            Suite 2900
                            Los Angeles, CA  90031

                            Director of First Interstate Bancorp
                            633 West Fifth Street
                            Los Angeles, CA  90071

Susan G. Swenson            President and Chief Executive Officer of Cellular One
Director                    651 Gateway Blvd.
                            San Francisco, CA  94080

David M. Tellep             Retired Chairman of the Board and Chief Executive Officer of
Director                    Martin Lockheed Corp
                            6801 Rockledge Drive
                            Bethesda, MD  20817

                            Director of Edison International
                            and Southern California Edison Company
                            2244 Walnut Grove Ave.
                            Rosemead, CA  91770

                            Director of First Interstate
                            633 West Fifth Street
                            Los Angeles, CA  90071

Chang-Lin Tien              Chancellor of the University of California at Berkeley
Director
                            Director of Raychem Corporation
                            300 Constitution Drive
                            Menlo Park, CA  94025

John A. Young               President, Chief Executive Officer and Director
Director                    of Hewlett-Packard Company
                            3000 Hanover Street
                            Palo Alto, CA  9434

                            Director of Chevron Corporation
                            225 Bush Street
                            San Francisco, CA  94104

                            Director of Lucent Technologies
                            25 John Glenn Drive
                            Amherst, NY  14228

                            Director of Novell, Inc.
                            11300 West Olympic Blvd.
                            Los Angeles, CA  90064

                            Director of Shaman Pharmaceuticals Inc.
                            213 East Grand Ave. South
                            San Francisco, CA  94080

William F. Zuendt           Director of Wells Fargo & Company
President                   420 Montgomery Street
                            San Francisco, CA  94105

                            Director of 3Com Corporation
                            5400 Bayfront Plaza, P.O. Box 58145
                            Santa Clara, CA  95052

                            Director of the California Chamber of Commerce

       Prior to January 1, 1996, WFNIA served as sub-adviser to the Funds corresponding Master Portfolios, and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Management" in the Statement of Additional Information. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, SEC File No. 801-36479, incorporated herein by reference.


Item 29.  Principal Underwriters
-------   ----------------------

        (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for MasterWorks Funds Inc., Stagecoach Funds, Inc., Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies.

       (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to The Investment Advisers Act of 1940 (file No. 501-15510).

       (c)  Not applicable.

Item 30.  Location of Accounts and Records
-------   --------------------------------

       (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

       (b) BGFA maintains all Records relating to its services as investment adviser at
45 Fremont Street, San Francisco, California  94105.

       (c) Wells Fargo Bank maintains all Records relating to its services as investment adviser and custodian for the period prior to January 1, 1996 and for its services as co-administrator, and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

       (d) BGFA, as successor entity to WFNIA, and on behalf of BGI, as successor entity to Wells Fargo Institutional Trust Company, N.A., maintains all Records relating to WFNIA's and Wells Fargo Institutional Trust Company, N.A.'s services as sub-adviser and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

       (e) Stephens maintains all Records relating to its services as co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

       (f) Investors Bank & Trust Company maintains all Records relating to its services as sub-administrator and custodian at 89 South Street, P.O. Box 1537, Boston, MA 02205-1537.


Item 31.  Management Services
-------   -------------------

        Other than as set forth under "Organization and Management of the Funds" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Not Applicable.


Item 32.  Undertakings
-------   ------------

       (a)  Not Applicable.

       (b)  Not Applicable.

       (c) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

       (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 29th day of June, 1998.

                                STAGECOACH TRUST


                                By /s/ Richard H. Blank, Jr.
                                   -------------------------
                                (Richard H. Blank, Jr.)
                                Secretary and Treasurer
                                (Principal Financial Officer)

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                       Title                            Date
---------                       -----                            ----

            *                   Trustee, Chairman and President
------------------------------  (Principal Executive Officer)    ______
   (R. Greg Feltus)

   /s/ Richard H. Blank, Jr.    Secretary and Treasurer          6/29/98
------------------------------  (Principal Financial Officer)    -------
   (Richard H. Blank, Jr.)

            *                   Trustee                          ______
------------------------------
   (Jack S. Euphrat)

            *                   Trustee                          ______
------------------------------
   (Thomas S. Goho)

            *                   Trustee                          ______
------------------------------
   (Peter G. Gordon)

            *                   Trustee                          ______
------------------------------
   (Joseph N. Hankin)

            *                   Trustee                          ______
------------------------------
   (W. Rodney Hughes)

            *                   Trustee                          ______
------------------------------
   (J. Tucker Morse)

*By:  /s/ Richard H. Blank, Jr.
      -------------------------
      Richard H. Blank, Jr.
      As Attorney-in-Fact
      June 29, 1998

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 29th day of June, 1998.

                                MASTER INVESTMENT PORTFOLIO


                                By /s/ Richard H. Blank, Jr.
                                   -------------------------
                                (Richard H. Blank, Jr.)
                                Secretary and Treasurer
                                (Principal Financial Officer)

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

   Signature                     Title
   ---------                     -----

                *                Trustee, Chairman and President
   -------------------------     (Principal Executive Officer)
   (R. Greg Feltus)

   /s/ Richard H. Blank, Jr.     Secretary and Treasurer
   -------------------------     (Principal Financial Officer)
   (Richard H. Blank, Jr.)

                *                Trustee
   -------------------------
   (Jack S. Euphrat)

                *                Trustee
   -------------------------
   (Thomas S. Goho)

                *                Trustee
   -------------------------
   (W. Rodney Hughes)

                *                Trustee
   -------------------------
   (J. Tucker Morse)

*By:  /s/ Richard H. Blank, Jr.
      -------------------------
      Richard H. Blank, Jr.
      As Attorney-in-Fact
      June 29, 1998

                                STAGECOACH TRUST

                                 EXHIBIT INDEX

EXHIBIT NUMBER                                              DESCRIPTION
EX-27.1                     *  Financial Data Schedule - LifePath Opportunity (formerly, LifePath 2000)
                               Fund - Retail Class A

EX-27.3                     *  Financial Data Schedule - LifePath Opportunity (formerly, LifePath 2000)
                               Fund - Institutional Class

EX-27.4                     *  Financial Data Schedule - LifePath 2010 Fund - Retail Class A

EX-27.5                     *  Financial Data Schedule - LifePath 2010 Fund - Retail Class B

EX-27.6                     *  Financial Data Schedule - LifePath 2010 Fund - Institutional Class

EX-27.7                     *  Financial Data Schedule - LifePath 2020 Fund - Retail Class A

EX-27.8                     *  Financial Data Schedule - LifePath 2020 Fund - Retail Class B

EX-27.9                     *  Financial Data Schedule - LifePath 2020 Fund - Institutional Class

EX-27.10                    *  Financial Data Schedule - LifePath 2030 Fund - Retail Class A

EX-27.11                    *  Financial Data Schedule - LifePath 2030 Fund - Retail Class B

EX-27.12                    *  Financial Data Schedule - LifePath 2030 Fund - Institutional Class

EX-27.13                    *  Financial Data Schedule - LifePath 2040 Fund - Retail Class A

EX-27.14                    *  Financial Data Schedule - LifePath 2040 Fund - Retail Class B

EX-27.15                    *  Financial Data Schedule - LifePath 2040 Fund - Institutional Class

EX-99.B8                    *  Custody and Fund Accounting Agreement

EX-99.B9(c)                 *  Class B Shares Servicing Plan

EX-99.B9(e)                 *  Class C Shares Servicing Plan

EX-99.B10                   *  Opinion and Consent of Counsel - Morrison & Foerster LLP

EX-99.B11                   *  Consent of Auditors - KPMG Peat Marwick LLP

EX-99.B15(b)                *  Class B Shares Distribution Plan

EX-99.B15(c)                *  Class C Shares Distribution Plan
